FINAL

[Translation]

Annual Securities Report

(the 28th Term)

From: October 1, 2021

To: September 30, 2022

PUTNAM DIVERSIFIED INCOME TRUST

Annual Securities Report

(the 28th Term)

From: October 1, 2021

To: September 30, 2022

To: Director of Kanto Local Finance Bureau
Filing Date of ASR: March 31, 2023

Name of the Registrant Fund:	PUTNAM DIVERSIFIED INCOME TRUST

Name of the Registrant Issuer:	PUTNAM DIVERSIFIED INCOME TRUST

Name and Official Title	Jonathan S. Horwitz
of Representative:	Executive Vice President, Principal Executive
Officer, and Compliance Liaison

Address of Principal Office:	100 Federal Street
Boston, Massachusetts 02110
U. S. A.

Name and Title of Registration Agent:	Ken Miura
Attorney-at-Law

Address or Place of Business	Marunouchi Park Building,
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

Name of Liaison Contact:	Ken Miura
Attorney-at-Law

Place of Liaison Contact:	Mori Hamada & Matsumoto
Marunouchi Park Building,
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

Phone Number:	03-6212-8316

Places where a copy of this Annual Securities Report

is available for Public Inspection in Japan

Not applicable.

Note 1: U.S.$ amounts are translated into Japanese Yen at the rate of U.S.$l.00 = 130.47, the mean of the exchange rate quotations by MUGC Bank, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on January 31, 2023.

Note 2: In this report, money amounts and percentages ending in the numeral 5 or higher have been rounded up to 10 and otherwise rounded down. Therefore, there are cases in which the amount for the “total” column is not equal to the aggregate amount. Also, conversion into other currencies is done by simply multiplying the corresponding amount by the conversion rate specified and rounding the resulting number up to 10 if the amount ends in the numeral 5 or higher and otherwise rounding down when necessary. As a result, in this document, there are cases in which Japanese Yen figures for the same information differ from each other.

Note 3: In this report, "fiscal year" refers to a year from October 1 to September 30 of the following year.

PART I. INFORMATION CONCERNING THE FUND

I.	DESCRIPTION OF THE FUND

1.	NATURE OF THE FUND
(1)	Objective and Basic Nature of the Fund:

Structure of the Fund:

Putnam Diversified Income Trust (the "Fund") (The Fund may be called “Putnam DIT” in Japan.)

The Fund is a Massachusetts business trust organized on August 11, 1988. A copy of the Fund’s Amended and Restated Agreement and Declaration of Trust (the "Agreement and Declaration of Trust"), which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts.

The Fund is an open-end diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The Fund's shares are not currently divided into series. Only class C and class M shares of the Fund were previously offered for purchase in Japan. The Fund has not offered shares for purchase in Japan since September 2005. The Fund also offers, in the United States of America, other classes of shares with different sales charges and expenses.

Each share has one vote, with fractional shares voting proportionally. Shares of all classes vote together as a single class except when otherwise required by law or as determined by the Trustees. The Trustees may take many actions affecting the Fund without shareholder approval, including under certain circumstances merging the Fund into another Putnam fund. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Fund were liquidated, would receive the net assets of the Fund.

The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

If a shareholder owns fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may redeem the shares without the shareholder’s permission and send the shareholder the proceeds after providing the shareholder with at least 60 days’ notice to attain the minimum. To the extent permitted by applicable law, the Fund may also redeem shares if shareholders own shares above a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

The Agreement and Declaration of Trust places no limitation on the number of shares authorized.

Goal

The Fund seeks as high a level of current income as Putnam Investment Management, LLC (the “Investment Management Company”) believes is consistent with preservation of capital.

Investments

The Fund invests mainly in bonds that are securitized debt instruments (such as mortgage-backed investments) and related derivative instruments, and other obligations of companies and governments worldwide, including bank loans, that are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”) and have intermediate- to long-term maturities (three years or longer). The Fund currently has significant investment exposure to residential and commercial mortgage-backed securities.

The Investment Management Company may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The Fund typically uses to a significant extent derivatives, including credit default swaps, interest rate swaps, total return swaps, to-be-announced (TBA) commitments, futures, options and swaptions on mortgage-backed securities and indices, and, certain non-U.S. currency transactions for both hedging and non-hedging purposes, including to obtain or adjust exposure to mortgage-backed investments.

Under normal market conditions, the Fund invests 15%–65% of its net assets in each of (a) the U.S. and investment-grade sectors, including U.S. government securities and investment-grade bonds of U.S. companies; (b) the high yield sector, including lower-rated bonds of U.S. companies; and (c) the international sector, including bonds of non-U.S. governments and companies, and including both investment-grade and lower-rated securities. The Fund will not invest less than 15% of its net assets in U.S. government securities.

Risks

It is important to understand that investors can lose money by investing in the Fund.

       The value of investments in the Fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, outbreaks of infectious illnesses or other widespread public health issues, and factors related to a specific issuer, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the Fund’s portfolio holdings, may negatively impact the Fund’s performance, and may exacerbate other risks to which the Fund is subject.

The risks associated with bond investments include interest rate risk, which is the risk that the value of the Fund’s investments is likely to fall if interest rates rise. Bond investments are also subject to credit risk, which is the risk that the issuer of a bond may default on payment of interest or principal. Bond investments may be more susceptible to downgrades or defaults during economic downturns or other periods of economic stress. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds (a significant part of the Fund's investments), which can be more sensitive to changes in markets, credit conditions, and interest rates and may be considered speculative.

Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. The Fund may have to invest the proceeds from prepaid investments, including mortgage -backed investments, in other investments with less attractive terms and yields. The Fund’s investments in mortgage-backed securities, and in certain other securities and derivatives, may be or become illiquid. The Fund currently has significant investment exposure to privately issued residential and commercial mortgage-backed securities and mortgage-backed securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, which may make the Fund’s net asset value more susceptible to economic, market, political and other developments affecting the residential and commercial real estate markets and the servicing of mortgage loans secured by real estate properties. During periods of difficult economic conditions, delinquencies and losses on commercial mortgage-backed investments in particular generally increase, including as a result of the effects of those conditions on commercial real estate markets, the ability of commercial tenants to make loan payments, and the ability of a property to attract and retain commercial tenants.

The value of non-U.S. investments traded in non-U.S. currencies may be adversely impacted by fluctuations in exchange rates. Non-U.S. investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a

non-U.S. government, the imposition of currency or other restrictions, or high levels of inflation), and may be or become illiquid.

The Fund’s use of derivatives may increase the risks of investing in the Fund by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The risk of a party failing to meet its obligations may increase if the Fund has significant exposure to that counterparty. The value of derivatives may move in unexpected ways due to unanticipated market movements, the use of leverage, imperfect correlation between the derivative instrument and the reference asset or other factors, especially in unusual market conditions, and volatility in the value of derivatives could adversely impact the Fund’s returns, obligations and exposures. Derivatives are also subject to other risks, including liquidity risk (e.g., liquidity demands arising from the requirement to make payments to a derivative counterparty), operational risk (e.g., settlement issues or system failures) and legal risk (e.g., insufficient legal documentation or contract enforceability issues).

There is no guarantee that the investment techniques, analyses, or judgments that the Investment Management Company applies in making investment decisions for the Fund will produce the intended outcome or that the investments the Investment Management Company selects for the Fund will perform as well as other securities that were not selected for the Fund. The Investment Management Company, or the Fund’s other service providers, may experience disruptions or operating errors that could negatively impact the Fund.

The Fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(2)	History of the Fund:

August 11, 1988:	Organization of the Fund as a Massachusetts
business trust. Adoption of the Agreement and
Declaration of Trust.

September 7, 1988:	Adoption of the Amended and Restated
Agreement and Declaration of Trust.

April 17, 2014:	Adoption of the Amended and Restated
Agreement and Declaration of Trust.

(3)	Structure of the Fund:

(A) Structure of the Fund:

(B)	The name, Role in Management of the Fund and Outline of Agreements of Affiliated Parties of the Investment Management Company and the Fund:

Name	Role in Management of the Fund	Outline of Agreement
Putnam Investment Management, LLC	Investment Management Company	Management Contract with the Fund dated February 27, 2014 as to Investment Management Company’s providing investment management services for the Fund. (Note 1)
Putnam Investments Limited	Sub-Investment Management Company	Sub-Management Contract with Investment Management Company dated July 1, 2022 (schedule A amended as of July 1, 2022) as to Sub-Investment Management Company’s providing sub-investment management services for a portion of the Fund’s assets. (Note 2)
Putnam Investor Services, Inc.	Investor Servicing Agent	Amended & Restated Investor Servicing Agreement -Open End Funds with the Fund and with Investment Management Company dated July 1, 2013 (Appendix A amended as of July 1, 2022) as to Investor Servicing Agent’s providing investor servicing agent functions to the Fund. (Note 3)

State Street Bank and Trust Company	Custodian and Sub-Accounting Agent

Master Custodian Agreement with the Fund dated January 1, 2007 (Appendix A amended as of July 24, 2017 and Amendment to Master Custodian Agreement dated June 25, 2021) as to Custodian’s providing custody services to the Fund. (Note 4)

Master Sub-Accounting Services Agreement with Investment Management Company dated January 1, 2007 (Appendix A amended as of July 24, 2017 and Amendment to Master Sub-Accounting Services Agreement dated June 25, 2021) as to Sub-Accounting Agent’s providing certain administrative, pricing, and bookkeeping services for the Fund. (Note 5)

Putnam Retail Management Limited Partnership	Principal Underwriter	Amended and Restated Distributor’s Contract with the Fund, an agreement dated July 1, 2013, relating to distribution of Class C and Class M shares
SMBC Nikko Securities Co., Ltd.	Distributor in Japan	Japan Dealer Sales Agreement with Principal Underwriter on May 19, 1997 (amended on February 1, 2003) regarding sales of Class C shares and Class M shares in Japan. (Note 6)
SMBC Nikko Securities Co., Ltd.	Agent Company

Agent Securities Company Agreement with the Fund on February 1, 2003 (amended on December 30, 2015) as to Agent Company’s providing agent company services regarding Class C shares. (Note 7)

Agent Securities Company Agreement with the Fund on May 2, 1997 (amended on December 30, 2015) as to Agent Company’s providing agent company services regarding Class M shares. (Note 7)

(Note 1) The Management Contract is an agreement by which the Investment Management Company agrees to provide investment management services for the Fund and investment advisory services for the Fund's assets.

(Note 2) The Sub-Management Contract is an agreement by which the Sub-Investment Management Company agrees to provide investment advisory services for a portion of the Fund’s assets as determined from time to time by the Investment Management Company.

(Note 3) The Amended & Restated Investor Servicing Agreement - Open End Funds is an agreement by which the Investor Servicing Agent agrees to provide investor servicing agent functions to the Fund.

(Note 4) The Master Custodian Agreement is an agreement by which the Custodian agrees to provide custody services to the Fund.

(Note 5) The Master Sub-Accounting Services Agreement is an agreement under which the Investment Management Company has delegated to the Sub-Accounting Agent responsibility for providing certain administrative, pricing, and bookkeeping services for the Fund.

(Note 6) The Japan Dealer Sales Agreement is an agreement by which the Distributor in Japan agrees to sell Shares delivered by the Principal Underwriter for the purpose of public offering in Japan in accordance with the provisions of the applicable laws and regulations of Japan and the prospectus in Japan.

(Note 7) The Agent Securities Company Agreement is an agreement by which the Agent Company, appointed by the Fund, agrees to make public the daily net asset value per Share and to forward the prospectuses concerning the Shares, the financial reports or other documents to the Sales Handling Companies in Japan and renders such other services.

(C)	Trustees

The Trustees are responsible for generally overseeing the conduct of the Fund’s business. The Agreement and Declaration of Trust provides that they shall have all powers necessary or convenient to carry out that responsibility. The number of Trustees is fixed by the Trustees and may not be less than three. A Trustee may be elected either by the Trustees or by the shareholders. A Trustee may be removed (i) by vote of the holders of two-thirds of the outstanding Shares at a meeting called for the purpose or (ii) by vote of two-thirds of the Trustees. Each Trustee elected by the Trustees or the shareholders shall serve until he or she retires, resigns, is removed, or dies or until the next meeting of shareholder called for the purpose of electing Trustees and until the election and qualification of his or her successor.

The Trustees of the Fund are authorized by the Agreement and Declaration of Trust to issue shares of the Fund in one or more series, each series being preferred over all other series in respect of the assets allocated to that series within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) and shall represent a separate investment portfolio of the Fund. The Trustees may, without shareholder approval, divide the Shares of any series into two or more classes, Shares of each such class having such preferences and special or relative rights and privileges (including conversion rights, if any) as the Trustees may determine and as shall be set forth in the Bylaws. The Trustees may, without shareholder approval, from time to time divide or combine the Shares of any series or class into a greater or lesser number without thereby changing the proportionate beneficial interest in the series or class. The Trustees may also, without shareholder approval, from time to time combine Shares of two or more classes of any series into a single class. The Fund’s shares are not currently divided into series.

Under the Agreement and Declaration of Trust the shareholders shall have power, as and to the extent provided therein, to vote only (i) for the election of Trustees, (ii) for the removal of Trustees, (iii) with respect to any investment adviser,

(iv) with respect to any termination of the Fund, (v) with respect to certain amendments of the Agreement and Declaration of Trust, and (vi) with respect to such additional matters relating to the Fund as may be required by the Agreement and Declaration of Trust, the Bylaws of the Fund, or any registration of the Fund with the U.S. Securities and Exchange Commission (“SEC”) (or any successor agency) or any U.S. state, or as the Trustees may consider necessary or desirable. Certain of the foregoing actions may, in addition, be taken by the Trustees without vote of the shareholders of the Fund.

On any matter submitted to a vote of Shareholders, all Shares of the Fund then entitled to vote shall, except as otherwise provided in the Bylaws, be voted in the aggregate as a single class without regard to series or classes of shares, except (1) when required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more series or classes of Shares materially differently, Shares shall be voted by individual series or class; and (2) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only Shareholders of such series or classes shall be entitled to vote thereon. There is no cumulative voting in the election of Trustees.

Meetings of shareholders of any or all series or classes may be called by the Trustees from time to time for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders of such series or classes as therein provided or upon any other matter deemed by the Trustees to be necessary or desirable or, under certain circumstances, when requested in writing by the holder or holders of at least 10% of the then outstanding shares of all series and classes entitled to vote at the meeting. Written notice of any meeting of shareholders must be given or caused to be given by the Trustees by mailing the notice at least seven days before the meeting, unless notice is waived. Thirty percent of shares entitled to vote on a particular matter is a quorum for the transaction of business on that matter at a shareholders' meeting, except that, where any provision of law or of the Agreement and Declaration of Trust or in the Bylaws requires that holders of any series or class vote as an individual series or class, then thirty percent of the aggregate number of shares of that series or class of shares of the Fund who are entitled to vote are necessary to constitute a quorum for the transaction of business by that series or class. For the purpose of determining the shareholders of any class or series of shares who are entitled to vote or act at any meeting or any adjournment thereof, or who are entitled to receive payment of any dividend or other distribution, the Trustees (or their designees) are authorized to fix record dates, which may not be more than 90 days before the date of any meeting of shareholders or more than 60 days before the date of payment of any dividend or other distribution.

The Trustees are authorized by the Agreement and Declaration of Trust to adopt Bylaws not inconsistent with the Agreement and Declaration of Trust providing for the conduct of the business of the Fund. The Bylaws contemplate that the Trustees shall elect a Chair of the Trustees, the President, the Treasurer, and the Clerk of the Fund, and that other officers, if any, may be elected or appointed by the Trustees at any time. The Bylaws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office.

Regular meetings of the Trustees may be held without call or notice at such places and at such times as the Trustees may from time to time determine, provided that notice of the first regular meeting following any such determination shall be given to absent Trustees. It shall be sufficient notice to a Trustee of a special meeting: (a) to send notice (i) by mail at least forty-eight hours before the meeting, (ii) by courier at least forty-eight hours before the meeting, (iii) by electronic mail (e-mail), facsimile or other electronic means at least twenty-four hours before the meeting; or (b) to give notice to him or her in person or by telephone at least twenty-four hours before the meeting.

At any meeting of the Trustees, a majority of the Trustees then in office shall constitute a quorum. Except as otherwise provided in the Agreement and Declaration of Trust or Bylaws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting (a quorum being present), or by written consents of a majority of the Trustees then in office.

Subject to a favorable majority shareholder vote (as defined in the Agreement and Declaration of Trust), the Trustees may contract for exclusive or nonexclusive advisory and/or management services with any corporation, trust, association, or other organization.

The Agreement and Declaration of Trust contains provisions for the indemnification of Trustees, officers, and shareholders of the Fund under the circumstances and on the terms specified therein.

The Fund or any series or class of any series may be terminated at any time (i) by the Trustees by written notice to the Shareholders of the Fund or to the Shareholders of the particular series or class, as the case may be, or (ii) by the affirmative vote of the lesser of (1) more than 50% of the outstanding Shares of each series or class entitled to vote, or (2) 67% or more of the Shares of each series or class entitled to vote and present at a meeting called for this purpose if more than 50% of the outstanding Shares of each series or class entitled to vote are present at the meeting in person or by proxy.

The foregoing is a general summary of certain provisions of the Agreement and Declaration of Trust and Bylaws of the Fund and is qualified in its entirety by reference to each of those documents.

(D)	Outline of the Investment Management Company
a)	Law of Place of Incorporation:

The Investment Management Company is a limited liability company organized under the laws of the State of Delaware on November 29, 2000. Its investment advisory business is regulated under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Under the Advisers Act, an investment adviser means, with certain exceptions, any person who, for compensation, engages in the business of advising others, either directly or through publications or writings, as to the value of securities or as to the advisability of investing in, purchasing, or selling securities, or who, for compensation and as part of a regular business, issues or promulgates analyses or reports concerning securities. Investment advisers under the Advisers Act generally may not conduct their business unless they are registered with the SEC.

b)	Outline of the Supervisory Authority

The Investment Management Company is registered as an investment adviser under the Advisers Act.

c)	Purpose of the Investment Management Company:

The Investment Management Company’s primary business is investment management, which includes the buying, selling, exchanging and trading of securities of all descriptions on behalf of mutual funds throughout the world.

d)	History of the Investment Management Company:

The Investment Management Company is one of America's oldest and largest money management firms. The Investment Management Company’s staff of experienced portfolio managers and research analysts selects securities and constantly supervises the Fund's portfolio. By pooling an investor's money with that of other investors, a greater variety of securities can be purchased than would be the case individually; the resulting diversification helps reduce investment risk. The Investment Management Company has been managing mutual funds since 1937. Today, the firm serves as the Investment Management Company for the funds in the Putnam Family, with over 81.3 billion in aggregate net asset value in nearly 3 million shareholder accounts as of the end of January 2023. An affiliate of the Investment Management Company, The Putnam Advisory Company, LLC (“PAC”), manages U.S. and non-U.S. institutional accounts and mutual funds, including the accounts of many Fortune 500 companies. Another affiliate, the Sub-Investment Management Company, provides a full range of international investment advisory services to institutional and retail clients. Another affiliate, Putnam Investor Services, Inc., provides shareholder services to the Putnam funds. Total assets under management of Putnam entities were over $170 billion as of the end of January 2023.

The Investment Management Company, the Principal Underwriter, the Sub-Investment Management Company and the Investor Servicing Agent are subsidiaries of Putnam Investments, LLC (“Putnam Investments”), which is located at 100 Federal Street, Boston, Massachusetts 02110, U.S.A. and of which a majority is owned through a series of subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation, a global company with interests in the financial services industry, is a subsidiary of Power Corporation of Canada, a financial, industrial, and communications holding company, of which The Desmarais Family Residuary Trust through a group of private holding companies which it controls, has voting control. This voting control over Power Corporation of Canada shares was transferred from the Honourable Paul G. Desmarais to The Desmarais Family Residuary Trust upon Mr. Desmarais’ death on October 8, 2013.

e)	Amount of Capital Stock:
1.	Amount of Member’s equity of the Investment Management Company

(as of the end of January 2023)

$28,628,339*(approximately JPY 3.7 billion) (Unaudited)

2.	Member’s equity for the past five years (unaudited):

Year	Member’s Equity**
End of 2018	$27,543,744*
End of 2019	$15,579,363*
End of 2020	$24,017,488*
End of 2021	$35,989,446*
End of 2022	$31,868,231*

* Consists of all components of equity and Parent Company relationship.

** These figures are unaudited figures provided by the Investment Management Company and may differ from the audited figure(s) in the financial statement of the Investment Management Company.

f)	Structure of the Management of the Investment Management Company

The Investment Management Company is ultimately managed by its managing member. The Sub-Investment Management Company is ultimately managed by its Board of Directors, which is elected by its shareholders.

Each fund managed by the Investment Management Company is managed by one or more portfolio managers. These managers, in coordination with analysts who research specific securities and other members of the relevant investment group (in the case of the Fund, the Investment Management Company's Core Fixed-Income Investments Group), provide a continuous investment program for the Fund and place all orders for the purchase and sale of portfolio securities.

The investment performance and portfolio of the Fund is overseen by its Board of Trustees, at least 75% of whom are not affiliated with the Investment Management Company. The Trustees periodically review the performance of the Fund with its portfolio managers.

In selecting portfolio securities for the Fund, the Investment Management Company looks for securities that represent attractive values based on careful issue-by-issue credit analysis and hundreds of on-site visits and other contacts with issuers every year. The Investment Management Company is one of the largest managers of high yield and other debt securities in the United States.

The Investment Management Company's Core Fixed-Income and Fixed-Income High-Yield Teams have primary responsibility, and their members have joint responsibility, for the day-to-day management of the Fund's portfolio.

The Investment Management Company has retained its affiliate, the Sub-Investment Management Company, to manage a separate portion of the assets of the Fund. Subject to the supervision of the Investment Management Company, the Sub-Investment Management Company is responsible for making investment decisions for the portion of the assets of the Fund that it manages. The Sub-Investment Management Company provides a full range of international investment advisory services to institutional and retail clients.

Investment management teams. The Investment Management Company’s and the Sub-Investment Management Company’s investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the Core Fixed-Income and Fixed-Income High-Yield Teams manage the Fund’s investments. The names of all team members can be found at www.putnam.com.

g)	Information Concerning Major Shareholders:

As of January 31, 2023, all the outstanding interests of the Investment Management Company were owned by Putnam Investments.

(4)	Outline of Laws Regulating the Fund in the Jurisdiction Where Established:

The Fund was created under, and is subject to, the laws of the Commonwealth of Massachusetts. The sale of the Fund’s shares is subject to, among other things, the Securities Act of 1933, as amended, and certain state securities laws.

The following is a broad outline of certain of the principal statutes regulating the operations of the Fund in the U.S.:

a.	Massachusetts General Laws, Chapter 182 - Voluntary Associations and Certain Trusts

A copy of the Agreement and Declaration of Trust must be filed with the Secretary of the Commonwealth of Massachusetts and where the trust has a usual place of business. Any amendment of the Agreement and Declaration of Trust must be filed with the Secretary within thirty days after the adoption of such amendment.

A trust must annually file with the Secretary of State on or before June 1 a report providing the name of the trust, its address, number of shares outstanding and the names and addresses of its trustees.

Penalties may be assessed against the trust for failure to comply with certain of the provisions of Chapter 182.

b.	Investment Company Act of 1940

The 1940 Act, in general, requires investment companies to register as such with the SEC, and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

c.	Securities Act of 1933

The Securities Act of 1933, as amended (the “1933 Act”), regulates many sales of securities. The 1933 Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

d.	Securities Exchange Act of 1934

The Securities Exchange Act of 1934, as amended (the “1934 Act”), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.

e.	The Internal Revenue Code of 1986

The Fund has elected and intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for U.S. federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of U.S. federal income taxes on income and gains distributed in a timely manner to shareholders in the form of dividends.

f.	Commodity Exchange Act

The Fund is a commodity pool under the Commodity Exchange Act (the “CEA”) and the Investment Management Company is registered as a “commodity pool operator” under the CEA with respect to this Fund. Consequently, the Investment Management Company is required to make periodic disclosures, relating to the Fund, to investors and regulators, including the Commodity Futures Trading Commission (“CFTC”).

g.	Other laws

The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as, for example, various state laws regarding the sale of the Fund’s shares.

(5)	Outline of Disclosure System:

(A) Disclosure in U.S.A.:

(i)	Disclosure to shareholders

In accordance with the 1940 Act and the CEA, the Fund is required to send to its shareholders annual and semiannual reports containing financial information.

(ii)	Disclosure to the SEC

The Fund has filed a registration statement with the SEC on Form N-1A; the Fund updates that registration statement periodically in accordance with the 1940 Act.

(iii)	Disclosure to the CFTC

The operator of the Fund files with the National Futures Association periodic and annual reports regarding the Fund in accordance with the CEA.

(B)	Disclosure in Japan:
a.	Disclosure to the Supervisory Authority:
(i)	Disclosure Required under the Financial Instruments and Exchange Law:

When the Fund intends to offer the Shares amounting to more than 100 million yen in Japan, it shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance securities registration statements. The said documents are made available for public inspection for the investors and any other persons who desire on the electronic disclosure system concerning the disclosure documents of the Annual Securities Report, etc. under the Financial Instruments and Exchange Law of Japan (EDINET), etc.

The Distributor or Sales Handling Companies of the Shares shall deliver to the investors “Mandatory Prospectuses” (Kofu-Mokuromisho in Japanese), which should be delivered to the investors before or at the same time as their application for subscription in accordance with the stipulation of the Financial Instruments and Exchange Law. Moreover, if requested from investors, the

Distributor or Sales Handling Companies of the Shares shall deliver to the investors “Prospectuses on Request” (Seikyu-Mokuromisho in Japanese), which should be delivered to the investors, if requested, in accordance with the stipulation of the Financial Instruments and Exchange Law. For the purpose of disclosure of the financial conditions, etc., the Fund shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance securities reports within 6 months of the end of each fiscal year, semi-annual reports within 3 months of the end of each semi-annual period and extraordinary reports from time to time when changes occur as to material subjects of the Fund. These documents are available for public inspection for the investors and any other persons who desire on EDINET, etc.

(ii) Notifications, etc. under the Law Concerning Investment Trusts and Investment Companies

If the Fund conducts business of offering for sale of units of the Fund, etc., it must file in advance the prescribed matters relating to the Fund with the Commissioner of Financial Services Agent under the Law Concerning Investment Trusts and Investment Companies (the Law No.198, 1951, as amended) (hereinafter referred to as the “Investment Trusts Law”). In addition, if the Fund amends the Agreement and Declaration of Trust of the Fund, etc., it must file in advance the details of such amendment and reasons for such amendment, etc. with the Commissioner of Financial Services Agency. Further, the Fund must prepare the Management Report on the prescribed matters concerning the assets of the Fund under the Investment Trusts Law immediately after the end of each calculation period of the Fund and must file such Report with the Commissioner of Financial Services Agency.

b.	Disclosure to Japanese Shareholders:

In the case where the Agreement and Declaration of Trust is to be amended and the amendment is significant, etc., the Fund shall notify in writing the shareholders known in Japan of contents of the amendment and reasons for such amendment, etc. before such amendment.

The Japanese Shareholders will be notified of the material facts which would change their position and of notices from the Trustees, through the Distributor or Sales Handling Companies.

The above-described Management Report on the Fund will be sent to the unit holders known in Japan.

(6)	Outline of the Supervisory Authorities

Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC, CFTC and state regulatory agencies or authorities.

a. The SEC has broad authority to oversee the application and enforcement of U.S. federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the SEC with broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the 1940 Act, and otherwise to enforce the provisions of the 1940 Act.

b. The CFTC has the broad authority to oversee the application and enforcement of the CEA. The CEA, and the regulations promulgated thereunder, broadly govern trading in commodity interests and related activities.

c. State authorities typically have broad authority to regulate the activities of brokers, dealers, or other persons directly or indirectly engaged in activities related to the offering and sale of securities to their residents or within their jurisdictions.

2.	INVESTMENT POLICY
(1)	Investment Policy

Goal

The Fund seeks as high a level of current income as the Investment Management Company believes is consistent with preservation of capital.

Investments

The Fund invests mainly in bonds that are securitized debt instruments (such as mortgage-backed investments) and related derivative instruments, and other obligations of companies and governments worldwide, including bank loans, that are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”) and have intermediate- to long-term maturities (three years or longer). The Fund currently has significant investment exposure to residential and commercial mortgage-backed securities.

The Investment Management Company may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The Fund typically uses to a significant extent derivatives, including credit default swaps, interest rate swaps, total return swaps, to-be-announced (TBA) commitments, futures, options and swaptions on mortgage-backed securities and indices, and certain non-U.S. currency transactions for both hedging and non-hedging purposes, including to obtain or adjust exposure to mortgage-backed investments.

(2)	Objective of Investment

Under normal market conditions, the Fund invests 15%–65% of its net assets in each of (a) the U.S. and investment-grade sectors, including U.S. government securities and investment-grade bonds of U.S. companies; (b) the high yield sector, including lower-rated bonds of U.S. companies; and (c) the international sector, including bonds of non-U.S. governments and companies, and including both investment-grade and lower-rated securities. The Fund will not invest less than 15% of its net assets in U.S. government securities.

(3)	Management Structure of the Fund

The Putnam Funds’ Board of Trustees oversees the general conduct of the Fund’s business and represents the interests of Fund shareholders. At least 75% of the members of the Putnam Funds’ Board of Trustees are independent, which means they are not officers of the Fund or affiliated with the Investment Management Company.

The Trustees periodically review the Fund’s investment performance and the quality of other services such as administration, custody, and investor services. At least annually, the Trustees review the fees paid to the Investment Management Company and its affiliates for providing or overseeing these services, as well as the overall level of the Fund’s operating expenses. In carrying out their responsibilities, the Trustees are assisted by an administrative staff, auditors and legal counsel that are selected by the Trustees and are independent of the Investment Management Company and its affiliates.

The Fund pays a monthly management fee to the Investment Management Company. The fee is calculated by applying a rate to the Fund’s average net assets for the month. The rate is based on the monthly average of the aggregate net assets of other open-end funds (including this Fund but not Putnam ETFs) sponsored by the Investment Management Company (excluding net assets of such funds that are invested in, or that are invested in by, other such Putnam funds to the extent necessary to avoid "double counting" of those assets), and generally declines as the aggregate net assets increase.

The Fund paid the Investment Management Company a management fee (after any applicable waivers) of 0.54% of average net assets for the Fund’s last fiscal year. The Investment Management Company’s address is 100 Federal Street, Boston, MA 02110.

The Investment Management Company has retained its affiliate the Sub-Investment Management Company to make investment decisions for such Fund assets as may be designated from time to time for its management by the Investment Management Company. The Investment Management Company (and not the Fund) will pay a quarterly sub-management fee to the Sub-Investment Management Company for its services at the annual rate of 0.20% of the average net asset value of any Fund assets managed by the Sub-Investment Management Company. The Sub-Investment Management Company, which provides a full range of international investment advisory services to institutional clients, is located at 16 St James’s Street, London, England, SW1A 1ER.

Pursuant to this arrangement, Putnam investment professionals who are based in non-U.S. jurisdictions may serve as portfolio managers of the Fund or provide other investment services, consistent with local regulations.

Portfolio managers. The officers of the Investment Management Company identified below are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Portfolio managers	Joined Fund	Employer	Positions over past five years

Michael Salm	2011	The Investment Management Company 1997-Present	Chief Investment Officer, Fixed Income Previously, Co-Chief Investment Officer, Fixed Income, Co-Head of Fixed Income
Michael Atkin *	2007	The Investment Management Company 1997-Present	Head of Global Sovereign Credit Previously, Portfolio Manager
Albert Chan	2020	The Investment Management Company 2002-Present	Head of Portfolio Construction Previously, Portfolio Manager
Robert Davis	2017	The Investment Management Company 1999-Present	Portfolio Manager Previously, Analyst
Brett Kozlowski	2017	The Investment Management Company 2008-Present	Co-Head of Structured Credit Previously, Portfolio Manager

Robert Salvin	2022	The Investment Management Company 2000-Present	Head of Corporate and Tax- exempt Credit Previously, Co-Head Corporate and Tax-exempt Credit and Portfolio Manager
(Note)	The above information is as of January 31, 2023 and may change in the future.
*	Mr. Atkin will resign from the portfolio manager of the Fund effective March 31, 2023.

Compensation of portfolio managers

Portfolio managers are evaluated and compensated across the group of specified products they manage, in part, based on their performance relative to peers or performance ahead of the applicable benchmark, depending on the product, based on a blend of 3-year and 5-year performance or, if shorter, over the life of the Fund. In addition, evaluations take into account individual contributions and a subjective component.

Each portfolio manager is assigned an industry-competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on group, individual, and subjective performance, and may also reflect the performance of the Investment Management Company as a firm.

Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

One or more of the portfolio managers of the fund receive a portion of the performance fee payable by several private funds managed by Putnam (the “Private Funds”) in connection with their service as members of the Private Funds’ portfolio management team. See “Potential conflicts of interest in managing multiple accounts” below for information on how the Investment Management Company addresses potential conflicts of interest resulting from an individual’s management of more than one account.

For this Fund, the Investment Management Company evaluates performance based on the Fund's peer ranking in the Fund's Lipper category. This peer ranking is based on pre-tax performance.

Potential conflicts of interest in managing multiple accounts

Investment Management Company

Like other investment professionals with multiple clients, the Fund’s Portfolio Manager(s) may face certain potential conflicts of interest in connection with managing both the Fund and the other accounts listed under “Other accounts managed” below at the same time. The paragraphs below describe some of these potential conflicts, which the Investment Management Company believes are faced by investment professionals at most major financial firms. As described below, the Investment Management Company and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.
•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.
•	The trading of other accounts could be used to benefit higher-fee accounts (front-running).
•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

The Investment Management Company attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under the Investment Management Company’s policies:

•	Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.
•	All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).
•	All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).
•	Front running is strictly prohibited.

•	Except as provided in this document, the Fund’s Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, the Investment Management Company has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, the Investment Management Company’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, the Investment Management Company or related persons may from time to time establish “pilot” or “incubator” accounts for the purpose of testing proposed investment strategies and products before offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by the Investment Management Company or an affiliate. The Investment Management Company or an affiliate supplies the funding for these accounts. Putnam employees, including the Fund’s Portfolio Manager(s), may also invest in certain pilot accounts. The Investment Management Company, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of pilot accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. the Investment Management Company’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in the Investment Management Company’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the Fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the Fund as well as other accounts, the Investment Management Company’s trading desk may, to the extent permitted by applicable laws and regulations and where practicable, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the Fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. The Investment Management Company’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the Fund) in a manner which in the Investment Management Company’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. However, accounts advised or sub-advised by the Sub-Investment Management Company will only place trades at an execution-only commission rate, whereas other Putnam accounts may pay an additional amount for research and other products and services (a “bundled” or “full service” rate). The Investment Management Company may aggregate trades in the Sub-Investment Management Company accounts with other Putnam accounts that pay a bundled rate as long as all participating accounts pay the same execution rate. To the extent that non-Sub-Investment Management Company accounts pay a bundled rate, the Sub-Investment Management Company and other Investment Management Company accounts would not be paying the same total commission rate. Certain other exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of the Investment Management Company’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. The Investment Management Company and the Fund’s Trustees have adopted compliance procedures that provide that any transactions between the Fund and another Putnam- advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different goals and strategies of the Fund and other accounts. For example, another account may have a shorter-term investment horizon or different goals, policies or restrictions than the Fund. Depending on goals or other factors, the Portfolio Manager(s) may give advice and make decisions for another account that may differ from advice given, or the timing or nature of decisions made, with respect to the Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time.

More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, the Investment Management Company has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

Under federal securities laws, a short sale of a security by another client of the Investment Management Company or its affiliates (other than another registered investment company) within five business days prior to a public offering of the same securities (the timing of which is generally not known to Putnam in advance) may prohibit the Fund from participating in the public offering, which could cause the Fund to miss an otherwise favorable investment opportunity or to pay a higher price for the securities in the secondary markets.

The Fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. For information on restrictions imposed on personal securities transactions of the Fund’s Portfolio Manager(s), please see “Personal Investments by Employees of the Investment Management Company and the Principal Underwriter and Officers and Trustees of the Fund.”

Other accounts managed

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the Fund's portfolio managers managed as of the Fund's most recent fiscal year-end. The other accounts may include accounts for which the individuals were not designated as a portfolio manager. Unless noted, none of the other accounts pays a fee based on the account's performance.

Portfolio Managers	Other SEC-registered open-end and closed-end funds		Other accounts that pool assets from more than one client		Other accounts (including separate accounts, managed account programs and single-sponsor defined contribution plan offerings)
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Michael Salm	22*	$17,406,900,000	30	$9,368,000,000	16**	$2,475,000,000
Michael Atkin	5	$866,400,000	5	$1,671,800,000	7**	$868,300,000
Albert Chan	15***	$3,993,200,000	11	$2,695,400,000	6	$433,800,000
Robert Davis	7*	$1,028,700,000	8	$1,670,900,000	13**	$1,518,600,000
Brett Kozlowski	20+	$6,711,600,000	22	$7,090,100,000	10	$1,635,600,000
Robert Salvin	16*	$3,748,000,000	10	$641,000,000	15	$6,042,100,000
*	1 account, with total assets of $156,900,000, pays an advisory fee based on account performance.
**	1 account, with total assets of $400,300,000, pays an advisory fee based on account performance.

***	3 accounts, with total assets of $2,329,400,000, pay an advisory fee based on account performance.
+	1 account, with total assets of $1,969,500,000, pays an advisory fee based on account performance.

See “Potential conflicts of interest in managing multiple accounts” above for information on how the Investment Management Company addresses potential conflicts of interest resulting from an individual’s management of more than one account.

Personal Investments by Employees of the Investment Management Company and the Principal Underwriter and Officers and Trustees of the Fund

Employees of the Investment Management Company, the Sub-Investment Management Company, PAC and Principal Underwriter and officers and Trustees of the Fund are subject to significant restrictions on engaging in personal securities transactions. These restrictions are set forth in the Codes of Ethics adopted by the Investment Management Company, the Sub-Investment Management Company, PAC and Principal Underwriter (the “Putnam Investments Code of Ethics”) and by the Fund (the “Putnam Funds Code of Ethics” and each of the Putnam Investments Code of Ethics and the Putnam Funds Code of Ethics, a “Code of Ethics”). Each Code of Ethics, in accordance with Rule 17j-1 under the 1940 Act, contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the fund.

The Putnam Investments Code of Ethics does not prohibit personnel from investing in securities that may be purchased or held by the Fund. However, each Code of Ethics, consistent with standards recommended by the Investment Company Institute’s Advisory Group on Personal Investing and requirements established by Rule 17j-1 and rules adopted under the Investment Advisers Act of 1940, among other things, prohibits personal securities investments without pre-clearance, imposes time periods during which personal transactions may not be made in certain securities by employees with access to investment information, and requires the timely submission of broker confirmations and quarterly reporting of personal securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process.

The Putnam Funds Code of Ethics incorporates and applies the restrictions of the Putnam Investments Code of Ethics to officers and Trustees of the Fund who are affiliated with Putnam Investments. The Putnam Funds Code of Ethics does not prohibit unaffiliated officers and Trustees from investing in securities that may be held by the Fund; however, the Putnam Funds Code of Ethics regulates the personal securities transactions of unaffiliated Trustees of the Fund, including limiting the time periods during which they may personally buy and sell certain securities and requiring them to submit reports of personal securities transactions under certain circumstances.

The Fund’s Trustees, in compliance with Rule 17j-1, approved each Code of Ethics and are required to approve any material changes to each Code of Ethics. The Trustees also provide continued oversight of personal investment policies and annually evaluate the implementation and effectiveness of each Code of Ethics.

Ownership of securities

The dollar range of shares of the Fund owned by each portfolio manager at the end of the Fund’s last fiscal year, including investments by immediate family members and amounts invested through retirement and deferred compensation plans, was as follows:

Portfolio managers	Dollar range of shares owned
Michael Salm	over $1,000,000
Michael Atkin	$500,001 -$1,000,000
Albert Chan	$100,001-$500,000
Robert Davis	$100,001-$500,000
Brett Kozlowski	$100,001-$500,000
Robert Salvin	$50,001-$100,000

SECURITIES LENDING ACTIVITIES

The Fund did not participate in any securities lending activities during the most recent fiscal year.

Structure of Fund Management:

(a) Investment Team

The Fund is managed using a team approach, drawing on the extensive resources of Putnam’s 80+ member Fixed Income team. Michael V. Salm, Chief Investment Officer, Fixed Income has the ultimate decision making authority within the team, but partners with Head of Corporate and Tax-exempt Credit Robert Salvin, Head of Global Sovereign Credit Michael J. Atkin, Head of Portfolio Construction Albert

Chan, CFA, Portfolio Manager Robert L. Davis, CFA, and Co-Head of Structured Credit Brett S. Kozlowski, CFA.

(b)	Investment Process

Investment Philosophy

The Investment Management Company believes that fixed income markets are inefficient at pricing the risk of various securities, and that active management can add value by exploiting these inefficiencies through the disciplined and systematic application of a well-defined, robust investment process. Such a process, in the Investment Management Company’s view, is characterized by multiple sources of potential excess return, inherent risk controls, and a broad investment universe taking advantage of the entire opportunity set available. This approach helps to ensure the Investment Management Company’s investment process does not become overly reliant on any one particular strategy or opportunity that may only be sporadically available or effective. In addition, it provides the Investment Management Company with the flexibility to focus on the most attractive sources of potential excess return in the marketplace at any given time.

The Investment Management Company’s investment philosophy is based on the following premises:

●	Active Management succeeds through the identification and exploitation of market inefficiencies and specifically understanding the reasons for the inefficiencies.

●	Exploiting the Full Opportunity Set - The Investment Management Company believes exploitable inefficiencies exist in all areas of the fixed income markets and the Investment Management Company seeks to take advantage of all of them. Furthermore, the Investment Management Company believes that the greatest opportunities occur in security selection, especially in nascent and/or more complex market segments. The Investment Management Company believes it has a particular advantage in these areas due to our sector specialist structure that allows security specific analysis to be highly customized and granular

●	Disciplined, Diverse Set of Decisions - The Investment Management Company understands that identifying inefficiencies is difficult and takes discipline. Diversification across risks, strategies, and investment horizons improves the potential consistency and stability of performance profiles and a disciplined approach can help achieve repeatable results over time.

●	Dedicated Sector Specialist Teams - Understanding the dynamics of fixed income markets and individual securities is a complex, technical area with vast volumes of information. The Investment Management Company believes that opportunities are most effectively exploited by dedicated sector specialist teams, built with industry veterans possessing complementary skill sets and using advanced analytical techniques and tools.

●	Robust Research Capabilities - A broad research platform is required to exploit the opportunities available in the marketplace. The Investment Management Company’s research is both fundamental, and quantitative and incorporates both a bottom-up outlook for individual securities and a top-down view of the broader market. Different strategies employed in the portfolio depend upon a different blend of these types of research.

●	Unique Approach to Risk Allocation - The Investment Management Company believes that a traditional portfolio construction process, which incorporates asset allocation by sector, leads to concentrated, and often unintended, risk. The Investment Management Company approaches risk differently, actively allocating to sources of risk, not sectors.

Summary Investment Process

The Fund primarily utilizes a bottom-up investment process. The team employs their sector expertise across the broad global fixed income opportunity set. The following chart illustrates how the Investment Management Company views the universe. The Investment Management Company’s approach to active management allocates risk in pursuit of more efficient alpha, seeking opportunities in credit risk, prepayment risk, liquidity risk, and term structure risk. Each Portfolio Manager or Analyst specializes in the fixed income risks most inherent in their sector of expertise within the portfolio.

Term Structure Risk

Term structure – or the time value of money – is the risk that rising or falling interest rates affect the price of a security. The standard measure for determining a security’s price sensitivity to changes in interest rates is duration. Term structure risk is most prominently associated with Treasury bonds and other government-related securities. Term structure strategies include the level, slope and bend of yield curves, currencies, nominal rates (directional, relative value, curve, and central bank policy), and real rates (directional, relative value, break even inflation, and inflation swaps). Positions are established with targeted expected return at the portfolio level, stop-loss level, and expected time to realize return. Positions are monitored real time using proprietary tools that evaluate each strategy for profitability and stop loss level.

Within this category, our security selection process is heavily quantitative, relying on a variety of proprietary tools and models to process a vast amount of market information. Our quantitative models provide yield-curve fitting to identify mispriced, securities. Fundamental analysis and seasoned judgment from our macro-economic team adds active views on common factors (duration, yield curve, and country) and includes the level of yields, steepness of the yield curve, and the shape of the yield curve.

Credit Risk

Corporate Credit

Putnam’s Global Credit process couples top down considerations for portfolio positioning and risk control with bottom-up fundamental analysis for security selection. Portfolio positioning is based on our overall market outlook and our fundamental views of portfolio construction. Our market outlook is a key component in determining our desired general portfolio profile. This market outlook is informed by the weekly meeting of our senior leaders from across the Fixed Income team (investment grade credit, high yield, convertibles, short duration, mortgages, rates, and macroeconomic). On a monthly basis, the Global Credit team arrives at a formal market view, taking into account fundamentals, valuations, and technicals. Typically, this profile is captured by the portfolio’s beta and weightings by industry, yield, and rating.

Sovereign Credit (Emerging Market Debt)

We believe that emerging markets display notable inefficiencies in the pricing of country risk. These inefficiencies result from relatively few investors having a robust analytical framework for analyzing sovereign risk and tend to persist, providing longer-term structural opportunities. The most important competence, therefore, is fundamental sovereign risk analysis, and the team has developed a proprietary model of country credit-worthiness. Quantitative methods support security selection and portfolio construction, but are secondary to macro-economic and political insights.

We may invest in Sovereign or Sovereign-guaranteed bonds. In such cases, this would makes us ultimately an investor with the highest claims on the country.

Mortgage Credit (Residential and Commercial Mortgage-Backed Securities)

Securitized credit risk refers to mortgage loans that are pooled, securitized, and sold to the market in the form of non-agency residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS).

Evaluating the credit strength of securitized bonds requires analysis of both the underlying collateral and the unique structure of the cash flows. We have designed a team with a combination of skill and experience which enables us to re-underwrite all structured securities, avoid reliance on the rating agencies, and evaluate the likely return volatility of the securities.

Prepayment Risk

Prepayment risk is essentially reinvestment risk, or the risk that an investor receives principal back sooner than expected which reduces or eliminates future interest payments. This risk arises due to the option a borrower has to prepay (or refinance) their debt; in the case of mortgages, this may occur at any time. Prepayment risk is most closely associated with agency mortgage-backed securities and collateralized mortgage obligations (CMOs), including interest-only (IO) and principal-only (PO) securities.

The market generally provides a risk premium to securities that are most susceptible to prepayment model error. We find the pricing of this risk premium to be inconsistent, allowing opportunities to buy and sell securities with inefficient prepayment pricing. In particular, the IO sector provides a relatively liquid market for isolating and capitalizing on these inefficiencies. For determining value in securities with prepayment risk, we follow a three-step process involving valuation, market technicals, and non-model considerations. The result of this process determines the inclusion/exclusion of a security in our portfolios.

Liquidity Risk

Liquidity risk is the risk that thinly or infrequently traded securities may carry large bid/ask spreads in times of market stress or, in other words, the sellers in the market far outnumber the buyers. Liquidity risk is part of the valuation within each sector – the liquidity risk premium is what remains in the spread of non-government securities once term structure, credit, prepayment, and currency risks are hedged. This was the predominant risk during the Lehman collapse and subsequent credit crisis.

Portfolio Construction

The investment process for the Fund integrates a decentralized security selection process that assigns risk taking to sector specialists with a centralized portfolio construction process that performs the risk sizing and allocation duties of the traditional portfolio manager. Our sector specialist structure, centralized portfolio construction process, and proprietary risk system allows investment strategies to rapidly flow from idea generation through implementation in a systematic and objective manner.

•	Idea Generation – Sector specialists are responsible for using bottom-up fundamental research and quantitative analysis to identify security selection opportunities within their respective areas of expertise. Each potential strategy includes a forward-looking return and risk (volatility) distribution.

•	Strategy Validation – Senior team members are responsible for vetting sector specialists’ bottom-up strategies in the context of top-down views on macroeconomic trends, global rate markets, and fixed income sectors. The top-down component helps identify current investment themes and strategies within each major risk sector. Pairing both bottom-up and top-down inputs, Portfolio Managers determine risk allocations in a relative value framework across global term structure, fixed income sectors, and currencies, further championing the most attractive opportunities.

•	Portfolio Construction – The portfolio construction team uses the sector specialist inputs along with Putnam’s proprietary risk system to determine the expected overall portfolio return and risk characteristics associated with potential active positions. This analysis incorporates alpha and tracking error targets, the benchmark, and portfolio guidelines. Positions are sized such that no single strategy dominates the risk profile of the portfolio. Allocations also consider “tail” or downside risk for each strategy and in aggregate at the portfolio level.

•	Implementation – The sector specialist role includes the trading function in order to create a more seamless process from portfolio construction through execution. Putnam’s sector specialists are fully knowledgeable in negotiating constructive trading terms with appropriate counterparties. Analysts, Portfolio Managers, and Portfolio Construction Specialists are all seated in close proximity on the trading desk, allowing them to remain close to the market and their sectors of expertise.

(4)	Distribution Policy:

The Fund normally distributes any net investment income monthly and any net realized capital gains annually. Typically, the payment of distributions to Japanese investors will be made around the end of each month by the Distributor or Sales Handling Companies.

(5)	Restrictions on Investment:

As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities, the Fund may not and will not:

(1) With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

(2) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(3) Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.

(4) Issue any class of securities which is senior to the Fund's shares of beneficial interest, except for permitted borrowings.

(5) Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements, or by lending its portfolio securities.

(6) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(7) Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.

(8) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under the federal securities laws.

(9) Invest more than 25% of the value of its total assets in any one industry. (Securities of the U.S. Government, its agencies, or instrumentalities, or of any non-U.S. government, its agencies, or instrumentalities, securities of supranational entities, and securities backed by the credit of a governmental entity are not considered to represent industries.)

The 1940 Act provides that a "vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding Fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding Fund shares are represented at the meeting in person or by proxy.

For purposes of the Fund's fundamental policy on commodities and commodities contracts (#7 above), at the time of the establishment of the policy, swap contracts on financial instruments or rates were not within the understanding of the terms “commodities” or “commodity contracts,” and notwithstanding any federal legislation or regulatory action by the Commodity Futures Trading Commission (“CFTC”) that subject such swaps to regulation by the CFTC, the Fund will not consider such instruments to be commodities or commodity contracts for purposes of this policy.

For purposes of the Fund’s fundamental policy on industry concentration (# 9 above), the Investment Management Company determines the appropriate industry categories and assigns issuers to them, informed by a variety of considerations, including relevant third party categorization systems. Industry categories and issuer assignments may change over time as industry sectors and issuers evolve. Portfolio allocations shown in shareholder reports and other communications may use broader investment sectors or narrower sub-industry categories.

The following non-fundamental investment policy may be changed by the Trustees without shareholder approval:

The Fund will, so long as shares of the Fund are being offered for sale by the Fund in Japan, comply with the following standards of selection of the Japan Securities Dealers Association. The Fund will not: (1) invest more than 15% of its net assets in securities that are not traded on an official exchange or other regulated market, including, without limitation, the National Association of Securities Dealers Automated Quotation System (this restriction shall not be applicable to bonds determined by the Investment Management Company, to be liquid and for which a market price (including a dealer quotation) is generally obtainable or determinable); (2) borrow money in excess of 10% of the value of its total assets; (3) make short sales of securities in excess of the Fund’s net asset value; and (4) together with other mutual funds managed by the Investment Management Company acquire more than 50% of the outstanding voting securities of any issuer.

If the undertaking is violated, the Fund will, promptly after discovery, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation. This undertaking will remain in effect as long as shares of the Fund are qualified for offer or sale in Japan and such undertaking is required by the Japan Securities Dealers Association as a condition of such qualification.

Also in connection with the Fund’s offering of its shares in Japan, the Fund has adopted the following non-fundamental investment restriction:

The Fund will not invest in equity securities or warrants except that the Fund may invest in or hold preferred securities if and to the extent that such securities are characterized as debt for purposes of determining the Fund’s status as a “bond investment trust” under the Income Tax Law of Japan. There can be no assurance that the Fund will be able to invest in such preferred securities.

Notwithstanding the foregoing restriction, the Fund may invest in asset-backed, hybrid and structured bonds and notes. These investments may entail significant risks that are not associated with a similar investment in a traditional debt instrument. The risks of a particular investment of this type will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the interest rate or return is linked, which may include equity securities.

All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

The Fund has filed an election under Rule 18f-1 under the Investment Company Act of 1940 committing the Fund to pay all redemptions of Fund shares by a single shareholder during any 90-day period in cash, up to the lesser of (i) $250,000 or (ii) 1% of such Fund's net assets measured as of the beginning of such 90-day period.

3.	INVESTMENT RISKS
(1)	Risks

It is important to understand that investors can lose money by investing in the Fund.

The value of investments in the Fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, outbreaks or infectious illnesses or other widespread public health issues, and factors related to a specific issuer, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the Fund’s portfolio holdings, may negatively impact the Fund’s performance and may exacerbate other risks to which the Fund is subject.

The risks associated with bond investments include interest rate risk, which is the risk that the value of the Fund’s investments is likely to fall if interest rates rise. Bond investments are also subject to credit risk, which is the risk that the issuer of a bond may default on payment of interest or principal. Bond investments may be more susceptible to downgrades or defaults during economic downturns or other periods of economic stress. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds (a significant part of the Fund's investments), which can be more sensitive to changes in markets, credit conditions, and interest rates and may be considered speculative.

Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. The Fund may have to invest the proceeds from prepaid investments, including mortgage-backed investments, in other investments with less attractive terms and yields. The Fund’s investments in mortgage-backed securities, and in certain other securities and derivatives, may be or become illiquid. The Fund currently has significant investment exposure to privately issued residential and commercial mortgage-backed securities and mortgage-backed securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, which may make the Fund’s net asset value more susceptible to economic, market, political and other developments affecting the residential and commercial real estate markets and the servicing of mortgage loans secured by real estate properties. During periods of difficult economic conditions, delinquencies and losses on commercial mortgage-backed investments in particular generally increase, including as a result of the effects of those conditions on commercial real estate markets, the ability of commercial tenants to make loan payments, and the ability of a property to attract and retain commercial tenants.

The value of non-U.S. investments traded in non-U.S. currencies may be adversely impacted by fluctuations in exchange rates. Non-U.S. investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a non-U.S. government, the imposition of currency or other restrictions, or high levels of inflation), and may be or become illiquid.

The Fund’s use of derivatives may increase the risks of investing in the Fund by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The risk of a party failing to meet its obligations may increase if the Fund has significant exposure to that counterparty. The value of derivatives may move in unexpected ways due to unanticipated market movements, the use of leverage, imperfect correlation between the derivative instrument and the reference asset or other factors, especially in unusual market conditions, and volatility in the value of derivatives could adversely impact the Fund’s returns, obligations and exposures. Derivatives are also subject to other risks, including liquidity risk (e.g., liquidity demands arising from the requirement to make payments to a derivative counterparty), operational risk (e.g., settlement issues or system failures) and legal risk (e.g., insufficient legal documentation or contract enforceability issues).

There is no guarantee that the investment techniques, analyses, or judgments that the Investment Management Company applies in making investment decisions for the Fund will produce the intended outcome or that the investments the Investment Management Company selects for the Fund will perform as well as other securities that were not selected for the Fund. We, or the Fund's other service providers, may experience disruptions or operating errors that could negatively impact the Fund.

The Fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(2)	Risk Factors

The Fund’s main investment strategies and related risks.

This section contains greater detail on the Fund’s main investment strategies and the related risks an investor would face as a Fund shareholder. It is important to keep in mind that risk and reward generally go hand in hand; the higher the potential reward, the greater the risk.

The Fund pursues its goal by investing mainly in assignments of and participations in fixed and floating rate bank loans, bonds and securitized debt instruments from multiple sectors, including the U.S. and investment-grade sectors, the high yield sector, and the non-U.S. sector. Under normal market conditions, the Fund invests 15% - 65% of the Fund’s net assets in each of (a) the U.S. and investment-grade sectors, including U.S. government securities and investment-grade bonds of U.S. companies; (b) the high yield sector, including lower-rated bonds of U.S. companies; and (c) the non-U.S. sector, including bonds of non-U.S. governments and companies, and including both investment-grade and lower-rated securities. The Fund will not invest less than 15% of the Fund's net assets in U.S. government securities.

Non-U.S. investments. The Investment Management Company considers any securities issued by a non-U.S. government or a supranational organization (such as the World Bank) or denominated in a non-U.S. currency to be securities of a non-U.S. issuer. In addition, the Investment Management Company considers an issuer to be a non-U.S. issuer if it determines that (i) the issuer is headquartered or organized outside the United States, (ii) the issuer’s securities trade in a market outside the United States, (iii) the issuer derives a majority of its revenues or profits outside the United States, or (iv) the issuer is significantly exposed to the economic fortunes and risks of regions outside the United States. Non-U.S. investments involve certain special risks, including:

>> Unfavorable changes in currency exchange rates: Non-U.S. investments are typically issued and traded in non-U.S. currencies. As a result, their values may be affected by changes in exchange rates between non-U.S. currencies and the U.S. dollar.

>> Political and economic developments: Non-U.S. investments may be subject to the risks of seizure by a non-U.S. government, direct or indirect impact of sovereign debt default, imposition of economic sanctions, tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions), and tax increases.

>> Unreliable or untimely information: There may be less information publicly available about a non-U.S. company than about most publicly-traded U.S. companies, and non-U.S. companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States. Non-U.S. securities may trade on markets that are closed when the U.S. markets are open. As a result, accurate pricing information based on non-U.S. market prices may not always be available.

>> Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

>> Limited markets: Certain non-U.S. investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means the Fund may at times be unable to sell these non-U.S. investments at desirable prices. In addition, there may be limited or no markets for bonds of issuers that become distressed. For the same reason, the Investment Management Company may at times find it difficult to value the Fund’s non-U.S. investments.

>> Trading practices: Brokerage commissions and other fees are generally higher for non-U.S. investments than for U.S. investments. The procedures and rules governing non-U.S. transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

>> Sovereign issuers: The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuer’s balance of payments, overall debt level, and cash flow from tax or other revenues. In addition, there may be no legal recourse for investors in the event of default by a sovereign government.

The risks of non-U.S. investments are typically increased in countries with less developed markets, which are sometimes referred to as emerging markets. Emerging markets may have less developed economies and legal and regulatory systems, and may be susceptible to greater political and economic instability than developed non-U.S. markets. Countries with emerging markets are also more likely to experience high levels of inflation, or currency devaluation, and investments in emerging markets may be more volatile and less liquid than investments in developed markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain risks related to non-U.S. investments may also apply to some extent to U.S.-traded investments that are denominated in non-U.S. currencies, investments in U.S. companies that are traded in non-U.S. markets, or investments in U.S. companies that have significant non-U.S. operations.

Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Interest rates can change in response to the supply and demand for credit, government and/or central bank monetary policy and action, inflation rates, and other factors. Declining interest rates generally result in an increase in the value of existing debt instruments, and rising interest rates generally result in a decrease in the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund's shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and, therefore, the Fund might not benefit from any increase in value as a result of declining interest rates.

Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

The Fund may invest up to 70% of the Fund's total assets in higher-yield, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by each U.S. nationally recognized securities rating agency rating such investments, or in unrated investments that the Investment Management Company believes are of comparable quality. The Fund may invest up to 5% of the Fund's total assets in debt investments rated below CCC or its equivalent, at the time of purchase, by each rating agency rating such investments, or in unrated investments that the Investment Management Company believes are of comparable quality. This includes investments in the lowest rating category of the rating agency. The Fund will not necessarily sell an investment if its rating is reduced after buying it.

Investments rated below BBB or its equivalent are below investment-grade in quality (sometimes referred to as “junk bonds”). This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If a default occurs, or is perceived as likely to occur, the value of the investment will usually be more volatile and could decrease. The value of a debt instrument may also be affected by changes in, or perceptions of, the financial condition of the issuer, borrower, counterparty, or other entity, or underlying collateral or assets, or changes in, or perceptions of, specific or general market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. A default or expected default could also make it difficult for the Fund to sell the investment at a price approximating the value the Investment Management Company had previously placed on it. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for the Fund to buy or sell certain debt instruments or to establish their fair values. Credit risk is generally greater for zero-coupon bonds and other investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer’s historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition, and does not reflect an assessment of the investment's volatility or liquidity. Although the Investment Management Company considers credit ratings in making investment decisions, the Investment Management Company performs its own investment analysis and does not rely only on ratings assigned by the rating agencies. The Investment Management Company’s success in achieving the Fund's goal may depend more on the Investment Management Company’s own credit analysis when the Fund buys lower-rated debt than when the Fund buys investment-grade debt. The Fund may have to participate in legal proceedings involving the issuer. This could increase the Fund's operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments. U.S. government investments generally have the least credit risk, but are not completely free of credit risk. While some investments, such as U.S. Treasury obligations and Ginnie Mae certificates, are backed by the full faith and credit of the U.S. government, others are backed only by the credit of the issuer. Mortgage-backed securities may be subject to the risk that underlying borrowers will be unable to meet their obligations.

Bond investments may be more susceptible to downgrades or defaults during economic downturns or other periods of economic stress, which can significantly strain the financial resources of debt issuers, including the issuers of the bonds in which the Fund invests (or has exposure to). This may make it less likely that those issuers can meet their financial obligations when due and may adversely impact the value of their bonds, which could negatively impact the performance of the Fund. It is difficult to predict the level of financial stress and duration of such stress issuers may experience.

Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. In contrast, payments on securitized debt instruments, including mortgage-backed and asset-backed investments, typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily or as a result of refinancing or foreclosure. The Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. These investments may increase the volatility of the Fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Asset-backed securities are subject to risks similar to those of mortgage-backed securities.

Derivatives. The Fund may engage to a significant extent in a variety of transactions involving derivatives, such as credit default swaps, interest rate swaps, total return swaps, to-be-announced (TBA) commitments, futures, options and swaptions on mortgage-backed securities and indices, and certain non-U.S. currency transactions, including to obtain or adjust exposure to commercial and residential mortgage-backed instruments.

Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. The Fund may make use of “short” derivatives positions, the values of which typically move in the opposite direction from the price of the underlying investment, pool of investments, index or currency. The Fund may use derivatives both for hedging and non-hedging purposes. For example, the Fund may use derivatives to increase or decrease its exposure to long- or short-term interest rates (in the United States or abroad), increase or decrease the Fund’s exposure to inflation, adjust the term of the Fund’s U.S. Treasury security exposure, adjust the Fund’s positioning on the yield curve (a line that plots interest rates of bonds having equal credit quality but differing maturity dates) or to take tactical positions along the yield curve or to a particular currency or group of currencies, or as a substitute for a direct investment in the securities of one or more issuers. The Fund may also use derivatives to isolate prepayment risk associated with the Fund’s holdings of collateralized mortgage obligations. However, the Fund may also choose not to use derivatives based on the Investment Management Company’s evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the Investment Management Company’s ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means they provide the Fund with investment exposure greater than the value of the Fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the Fund. The risk of loss from certain short derivatives positions is theoretically unlimited. The value of derivatives may move in unexpected ways due to unanticipated market movements, the use of leverage, imperfect correlation between the derivative instrument and the reference asset or other factors, especially in unusual market conditions, and volatility in the value of derivatives could adversely impact the fund’s returns, obligations and exposures.

Other risks arise from the potential inability to terminate or sell derivatives positions. Derivatives may be subject the Fund to liquidity risk due to the Fund’s obligation to make payments of margin, collateral, or settlement payments to counterparties. A liquid secondary market may not always exist for the Fund's derivative positions. In fact, certain over-the-counter instruments (investments not traded on an exchange) may not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction may not be willing or able to meet its obligations with respect to the derivative transaction. The risk of a party failing to meet its obligations may increase if the fund has significant exposure to that counterparty. Derivative transactions may also be subject to operational risk, including due to documentation and settlement issues, system failures, inadequate controls and human error, and legal risk due to insufficient documentation, insufficient capacity or authority of a counterparty, or issues with respect to the legality or enforceability of the derivative contract.

Floating rate loans. Floating rate loans are debt obligations with interest rates that adjust or “float” periodically (normally on a monthly or quarterly basis) based on a generally recognized base rate, such as the London Inter-Bank Offered Rate or the prime rate offered by one or more major U.S. banks. While most floating rate loans are below-investment-grade in quality, many also are senior in rank in the event of bankruptcy to most other securities of the borrower, such as common stock or public bonds. Floating rate loans are also normally secured by specific collateral or assets of the borrower so that the holders of the loans will have a priority claim on those assets in the event of default or bankruptcy of the issuer.

Floating rate loans generally are less sensitive to interest rate changes than obligations with fixed interest rates but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate instruments will not generally increase in value if interest rates decline. Changes in interest rates will also affect the amount of interest income the Fund earns on its floating rate investments. Most floating rate loans allow for prepayment of principal without penalty. If a borrower prepays a loan, the Fund might have to reinvest the proceeds in an investment that may have lower yields than the yield on the prepaid loan or might not be able to take advantage of potential gains from increases in the credit quality of the issuer.

The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency proceedings. Floating rate loans may not be fully collateralized and may decline in value. Loans may not be considered “securities,” and it is possible that the Fund may not be entitled to rely on anti-fraud and other protections under the federal securities laws when it purchases loans.

Although the market for the types of floating rate loans in which the Fund invests has become increasingly liquid over time, this market is still developing, and there can be no assurance that adverse developments with respect to this market or particular borrowers will not prevent the Fund from selling these loans at their market values when the Investment Management Company considers such a sale desirable. In addition, the settlement period (the period between the execution of the trade and the delivery of cash to the purchaser) for floating rate loan transactions may be significantly longer than the settlement period for other investments, and in some cases longer than seven days. Requirements to obtain consent of borrower and/or agent can delay or impede the Fund’s ability to sell the floating rate loans and can adversely affect the price that can be obtained. It is possible that sale proceeds from floating rate loan transactions will not be available to meet redemption obligations.

Liquidity and illiquid investments. The Fund may invest up to 15% of the Fund’s net assets in illiquid investments, which may be considered speculative and which may be difficult to sell. The sale of many of these investments is prohibited or limited by law or contract. Some investments may be difficult to value for purposes of determining the Fund’s net asset value. Certain other investments may not have an active trading market due to adverse market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions, including investors trying to sell large quantities of a particular investment or type of investment, or lack of market makers or other buyers for a particular investment or type of investment. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities. The Investment Management Company may not be able to sell the Fund’s illiquid investments when the Investment Management Company considers it desirable to do so, or the Investment Management Company may be able to sell them only at less than their value.

Focused investment risk. Focusing investments in sectors and industries with high positive correlations to one another creates additional risk. The Fund currently has significant investment exposure to private issuers of residential and commercial mortgage-backed securities and mortgage-backed securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, which makes the Fund’s net asset value more susceptible to economic, market, political and other developments affecting the residential and commercial real estate markets and the servicing of mortgage loans secured by real estate properties. Factors affecting the residential and commercial real estate markets include the supply and demand of real property in particular markets, changes in the availability, terms and costs of mortgages, changes in tenants’ ability to make loan payments, changes in zoning laws and eminent domain practices, the impact of environmental laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, adequacy of rent to cover operating expenses, changes in government regulations, and local and regional market conditions. Some of these factors may vary greatly by geographic location. The value of these investments also may be affected by changes in interest rates and social and economic trends.

Mortgage-backed securities are subject to the risk of fluctuations in income from underlying real estate assets, prepayments, extensions, and defaults by borrowers.

Because the Fund currently has significant investment exposure to commercial mortgage-backed securities, the Fund may be particularly susceptible to adverse developments affecting those securities. Commercial mortgage-backed securities include securities that reflect an interest in, or are secured by, mortgage loans on commercial real property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. During periods of difficult economic conditions (including periods of significant disruptions to business operations, supply chains, and customer activity and lower consumer demand for goods and services), delinquencies and losses on commercial real estate generally increase, including as a result of the effects of those conditions on commercial real estate markets, the ability of commercial tenants to make loan payments, and the ability of a property to attract and retain commercial tenants. The risk of defaults on residential mortgage-backed securities is generally higher in the case of mortgage-backed investments that include non-qualified mortgages. Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the Fund’s mortgage-backed investments.

Market risk. The value of investments in the Fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions; investor sentiment and market perceptions (including perceptions about monetary policy, interest rates, inflation or the risk of default) ; government actions (including protectionist measures, intervention in the financial markets or other regulation, and changes in fiscal, monetary or tax policies); geopolitical events or changes (including natural disasters, terrorism and war); outbreaks of infectious illnesses or other widespread public health issues (including epidemics and pandemics); and factors related to a specific issuer, geography, industry or sector. Non-U.S. financial markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions. During a general downturn in financial markets, multiple asset classes may decline in value simultaneously. These and other factors may lead to increased volatility and reduced liquidity in the Fund’s portfolio holdings. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices. These risks may be exacerbated during economic downturns or other periods of economic stress.

The COVID-19 pandemic and efforts to contain its spread have resulted in, among other effects, ,significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, significant changes in fiscal and monetary policies, and economic downturns and recessions. The effects of the COVID-19 pandemic have negatively affected, and may continue to negatively affect, the global economy, the economies of the United States and other individual countries, the financial performance of individual issuers, sectors, industries, asset classes, and markets, and the value, volatility, and liquidity of particular securities and other assets. The effects of the COVID-19 pandemic also are likely to exacerbate other risks that apply to the Fund, including the risks disclosed in this document, which could negatively impact the Fund’s performance and lead to losses on an investment in the Fund. The duration of the COVID-19 pandemic and its effects cannot be determined with certainty.

ESG considerations. Although ESG considerations do not represent a primary focus of the Fund, the Investment Management Company expect to integrate environmental, social, or governance (“ESG”) considerations into the Investment Management Company’s fundamental research process and investment decision-making for the Fund, where the Investment Management Company consider them material and relevant, and where data is available. The Investment Management Company believe that ESG considerations, like other, more traditional subjects of investment analysis such as credit, interest rate, prepayment and liquidity risks, as well as general market conditions, have the potential to impact financial risk and investment returns. The Investment Management Company believe that ESG considerations are best analyzed in combination with traditional fundamental considerations, including a company’s industry, geography, and strategic position or the fundamentals of a securitized product and its underlying assets. With respect to securitized products, the Investment Management Company may evaluate ESG considerations related to the originator, servicers and other relevant parties. The Investment Management Company also consider ESG factors when evaluating sovereign debt, including both current ESG metrics and goals and progress by the sovereign issuer with respect to ESG considerations. When considering ESG factors for all asset classes, the Investment Management Company use company or issuer disclosures, public data sources, and independent third-party data (where available) as inputs into our analytical processes. With respect to certain fund holdings, such as holdings of securitized investments, data on material ESG considerations may be limited. Because fixed income investments generally represent a promise to pay principal and interest by an issuer, and not an ownership interest, and may involve complex structures, ESG-related investment considerations may have a more limited impact on risk and return (or may have an impact over a different investment time horizon) relative to other asset classes, and this may be particularly true for shorter-term investments. The consideration of ESG factors as part of the Fund’s investment process does not mean that the Fund pursues a specific “ESG” or “sustainable” investment strategy, and we may make investment decisions for the fund other than on the basis of relevant ESG considerations.

Management and operational risk. The Fund is actively managed and its performance will reflect, in part, the Investment Management Company’s ability to make investment decisions that seek to achieve the Fund’s investment objective. There is no guarantee that the investment techniques, analyses, or judgments that the Investment Management Company applies in making investment decisions for the Fund will produce the intended outcome or that the investments the Investment Management Company selects for the Fund will perform as well as other securities that were not selected for the Fund. As a result, the Fund may underperform its benchmark or other funds with a similar investment goal and may realize losses. In addition, the Investment Management Company, or the Fund’s other service providers, may experience disruptions or operating errors that could negatively impact the Fund. Although service providers may have operational risk management policies and procedures and take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors, it may not be possible to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.

Other investments. In addition to the main investment strategies described above, the Fund may make other types of investments, such as investments in asset-backed, hybrid and structured bonds and notes, preferred securities that would be characterized as debt securities under applicable accounting standards and tax laws, and assignments of and participations in fixed and floating rate loans. The Fund may also invest in cash or cash equivalents, including money market instruments or short-term instruments such as commercial paper, bank obligations (e.g., certificates of deposit and bankers’ acceptances), repurchase agreements, and U.S. Treasury bills or other government obligations. The Fund may also from time to time invest all or a portion of its cash balances in money market and/or short-term bond funds advised by the Investment Management Company or its affiliates. The percentage of the Fund invested in cash and cash equivalents and such money market and short-term bond funds is expected to vary over time and will depend on various factors, including market conditions, purchase and redemption activity by fund shareholders, and our assessment of the cash level that is appropriate to allow the Fund to pursue investment opportunities as they arise and to meet shareholder redemption requests. Large cash positions may dampen performance and may prevent the Fund from achieving its goal. The Fund may also loan portfolio securities to earn income. These practices may be subject to other risks.

Temporary defensive strategies. In response to adverse market, economic, political or other conditions, the Investment Management Company may take temporary defensive positions, such as investing some or all of the Fund’s assets in cash and cash equivalents, that differ from the Fund’s usual investment strategies. However, the Investment Management Company may choose not to use these temporary defensive strategies for a variety of reasons, even in very volatile market conditions. If the Investment Management Company does employ these strategies, the Fund may miss out on investment opportunities, and may not achieve its goal. Additionally, while temporary defensive strategies are mainly designed to limit losses, they may not work as intended.

Changes in policies. The Fund’s Trustees may change the Fund's goal, investment strategies and other policies set forth in this document without shareholder approval, except as otherwise provided in the Fund's prospectus or Statement of Additional Information.

Portfolio turnover rate. The Fund’s portfolio turnover rate measures how frequently the Fund buys and sells investments. A portfolio turnover rate of 100%, for example, would mean that the Fund sold and replaced securities valued at 100% of the Fund’s assets within a one-year period. The Fund expects to engage in frequent trading. Funds with high turnover may be more likely to realize capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and to incur other transaction costs (including imputed transaction costs), which may detract from performance. The Fund’s portfolio turnover rate and the amount of brokerage commissions it pays and transaction costs it incurs will vary over time based on market conditions.

Portfolio holdings. For more specific information on the Fund's portfolio, you may visit the Putnam Investments website, putnam.com/individual, where the Fund's top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and full portfolio holdings may be viewed monthly beginning on the 8th business day after the end of each month. This information will remain available on the website at least until the Fund files a Form N-CSR or publicly available Form N-PORT with the SEC for the period that includes the date of the information, after which such information can be found on the SEC's website at http://www.sec.gov.

Investment in Japanese Yen. Because the majority of the Fund’s investments are issued and traded in U.S. dollars, the prices at which Fund shares are sold and redeemed in Japan may be affected by changes in exchange rates between the Japanese Yen and the U.S. dollar.

(3)	Management Structure for Investment Risks

The Investment Management Company builds risk management into the investment process. The Chief Investment Officer has established a regularly scheduled Risk Meeting which is attended by senior investment professionals representing asset classes across the complex. Members of the Risk & Portfolio Analysis Group attend the Risk Meeting which occurs 1-2 times per month. The purpose of the meeting is to discuss relevant issues regarding risk exposures and investment processes. The forum provides an opportunity for senior investment leaders to raise concerns and facilitate communication of issues across product groups that may warrant further attention.

Risk management methods

The Fund uses the derivative transactions for hedging purposes and/or non-hedging purposes. The Fund uses the risk management methods based on compliance with the EU Directive concerning UCITS.

4.	FEES, ETC. AND TAX
(1)	Sales charge

Not applicable in Japan, since the Fund currently does not accept any subscriptions in Japan.

Please also refer to "II. MANAGEMENT AND ADMINISTRATION, 1. PROCEDURES FOR SUBSCRIPTION (PURCHASES), ETC. " hereof.

(2)	Repurchase charge

Class C shares

In Japan, no repurchase fee will be charged

Class M shares

In Japan, no repurchase fee will be charged.

Please also refer to "II. MANAGEMENT AND ADMINISTRATION, 2. PROCEDURES FOR REPURCHASE OF SHARES, ETC. " hereof.

(3)	Management Fee, etc.:
(a)	Management Fees

Under the Fund’s management contract (the “Management Contract”), the Fund pays a monthly fee to the Investment Management Company. The fee is calculated by applying a rate to the Fund’s average net assets for the month. The rate is based on the monthly average of the aggregate net assets of other open-end funds (including this Fund but not Putnam ETFs) sponsored by the Investment Management Company (excluding net assets of such funds that are invested in, or that are invested in by, other such Putnam funds to the extent necessary to avoid "double counting" of those assets) (“Total Open-End Mutual Fund Average Net Assets”), as determined at the close of each business day during the month, as set forth below:

0.700% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;

0.650% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;

0.600% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;

0.550% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;

0.500% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;

0.480% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;

0.470% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets;

0.465% of any excess thereafter.

Pursuant to the Management Contract, the Fund paid $10,325,369, 14,986,651 and $20,275,538 in management fees (after applicable waivers) for the fiscal years ending on September 30, 2022, 2021 and 2020 (hereinafter may be referred to as the “Fiscal 2022”, “Fiscal 2021” and “Fiscal 2020”, respectively, and Fiscal 2022 may also be referred to as the “Reporting Period”) respectively.

Net management fees paid reflect the waiver of no monies for Fiscal 2022, Fiscal 2021 and Fiscal 2020, respectively, in management fees otherwise payable by the Fund to the Investment Management Company under the applicable management contract.

The management fees are charged in consideration of the investment management services of the Fund and investment adviser concerning the Fund's assets provided to the Fund.

Sub-Investment Management Company. Pursuant to the terms of a sub-management agreement between the Investment Management Company and the Sub-Investment Management Company, if the Sub-Investment Management Company were to manage any fund assets, the Investment Management Company (and not the Fund) pays a quarterly sub-management fee to the Sub-Investment

Management Company for its services at the annual rate of 0.20% (prior to July 1, 2022, the annual rate was 0.40%) of the average net asset value of the portion of the assets of the Fund, if any, managed by the Sub-Investment Management Company from time to time.

(b)	Custodian Fee and Charges of the Investor Servicing Agent Fee

The Fund pays Putnam Investor Services, Inc., the Fund's Investor Servicing Agent (transfer, plan and dividend disbursing agent), a monthly fee, paid as an expense of all its shareholders. The fee paid to the Investor Servicing Agent, subject to certain limitations, is based on the Fund's retail asset level, the number of shareholder accounts in the Fund and the level of defined contribution plan assets in the Fund. Currently, investor servicing fees for the Fund will not exceed an annual rate of 0.250% of the Fund's average assets.

For the fiscal year ended on September 30, 2022, the Fund incurred $2,934,276 in fees for investor servicing provided by the Investor Servicing Agent.

The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the Fund's investments, serving as the Fund's non-U.S. custody manager, providing reports on non-U.S. securities depositaries, making payments covering the expenses of the Fund, and performing other administrative duties. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Custodian has a lien on the Fund's assets to secure charges and advances made by it. The Fund pays the Custodian a fee, monthly, based on a combination of fixed annual charges and charges based on the Fund's assets and the number and types of securities held by the Fund, and reimburses the Custodian for certain out-of-pocket expenses. The Fund may from time to time enter into brokerage arrangements that reduce or recapture Fund expenses, including custody expenses. The Fund also has an offset arrangement that may reduce the Fund’s custody fee based on the amount of cash maintained by its Custodian. For the fiscal year ended on September 30, 2022, the Fund paid the custody fee of $276,866 to the Custodian.

(c)       Fees under Class C Distribution Plan

The Class C distribution plan provides for payments by the Fund to the Principal Underwriter at the annual rate of up to 1.00% of average net assets attributable to Class C shares. Because these fees are paid out of the assets of the Fund on an ongoing basis, they will increase the cost of an investor’s investment.

Payments under the plan are intended to compensate the Principal Underwriter for services provided and expenses incurred by it as principal underwriter of the Fund's shares, including the repayments of commission advances to dealers selling Class C shares in Japan. Payments to dealers are subject to the continuation of the class C distribution plan and the terms of an agreement between SMBC Nikko and the Principal Underwriter.

For the fiscal year ended on September 30, 2022, the Fund paid fees under the Class C distribution plan of $1,580,688 for Class C shares.

(d)	Fees under Class M Distribution Plan

The Class M distribution plan provides for payments by the Fund to the Principal Underwriter at the annual rate of up to 1.00% of average net assets attributable to Class M shares. The Trustees currently limit payments under the Class M plan to the annual rate of 0.50% of such assets. Because these fees are paid out of the assets of the Fund on an ongoing basis, they will increase the cost of an investor’s investment. Because class M shares, unlike class B shares (not offered in Japan) and class C shares, do not convert to class A shares (not offered in Japan), class M shares may cost an investor more over time than class B or class C shares.

Payments under the plan are intended to compensate the Principal Underwriter for services provided and expenses incurred by it as principal underwriter of the Fund's shares, including the repayments of commission advances to dealers selling Class M shares in Japan. Payments to dealers are subject to the continuation of the class M distribution plan and the terms of an agreement between SMBC Nikko and the Principal Underwriter.

For the fiscal year ended on September 30, 2022, the Fund paid fees under the distribution plan of $348,269 for Class M shares.

(4)	Other Expenses:

The Fund pays all expenses not assumed by the Investment Management Company, including, without limitation, Trustees' fees, auditing, legal, custodial, investor servicing, shareholder reporting expenses, and payments under its distribution plans (which differ by the relevant class of shares). The Fund also reimbursed the Investment Management Company for administrative services during Fiscal 2022, including compensation of certain Fund officers and contributions to the Putnam Retirement Plan for their benefit. The total reimbursement is determined annually by the Trustees and was $52,702 for Fiscal 2022.

Trustee responsibilities and fees

The Trustees are responsible for generally overseeing the conduct of Fund business. Subject to such policies as the Trustees may determine, the Investment Management Company furnishes a continuing investment program for the Fund and makes investment decisions on its behalf. Subject to the control of the Trustees, the Investment Management Company also manages the Fund's other affairs and business.

The table below shows the value of each Trustee's holdings in the Fund and in all of the funds in the “Putnam funds complex” as of December 31, 2022. The Putnam funds complex is composed of the Putnam mutual funds, closed-end funds, and exchange-traded funds.

Name of Trustee	Dollar range of Putnam Diversified Income Trust shares owned	Aggregate dollar range of shares held in all funds in the Putnam funds complex overseen by Trustee

Independent Trustees
Liaquat Ahamed	$1-$10,000	over $100,000
Barbara M. Baumann	$50,001-$100,000	over $100,000
Katinka Domotorffy	$1-$10,000	over $100,000
Catharine Bond Hill	$1-$10,000	over $100,000
Kenneth R. Leibler	$1-$10,000	over $100,000
*Jennifer Williams Murphy	$1-$10,000	$10,001-$50,000
*Marie Pillai	None	$1-$10,000
George Putnam, III	$50,001-$100,000	over $100,000
Manoj P. Singh	$1-$10,000	over $100,000
Mona K. Sutphen	$1-$10,000	$50,001-$100,000
Interested Trustee
** Robert L. Reynolds	over $100,000	over $100,000
*	Elected to the Board of Trustees of the Putnam funds effective as of July 1, 2022 (or, for a limited number of Putnam funds, as of a later date).
**	Trustee who is an "interested person" (as defined in the Investment Company Act of 1940) of the Fund and the Investment Management Company. Mr. Reynolds is deemed an "interested person" by virtue of his positions as an officer of the Fund and the Investment Management Company. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments, LLC and President of the Fund and each of the other Putnam funds. None of the other Trustees is an "interested person."

Each Independent Trustee of the Fund receives an annual retainer fee and an additional fee for each Trustee meeting attended. Independent Trustees also are reimbursed for expenses they incur relating to their services as Trustees. All of the current Independent Trustees of the Fund are Trustees of all the Putnam funds and receive fees for their services.

The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of Independent Trustees of the Fund, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least four business days per regular Trustee meeting. The standing committees of the Board of Trustees, and the number of times each committee met during the Fund's most recently completed fiscal year, are shown in the table below:

Audit, Compliance and Risk Committee	12
Board Policy and Nominating Committee	10
Brokerage Committee	2
Contract Committee	8
Executive Committee	1
Investment Oversight Committees
Investment Oversight Committee A	6
Investment Oversight Committee B	6
Pricing Committee	8
Exchange-Traded Fund Committee	N/A*
*	The Exchange-Traded Fund Committee was formed effective January 11, 2023 and, therefore, did not meet during the fund’s most recently completed fiscal year.

The following table shows the year each Trustee was first elected or appointed as a Trustee of the Putnam funds, the fees paid to each Trustee by the Fund for Fiscal 2022, and the fees paid to each Trustee by all of the Putnam funds for services rendered during calendar year 2022:

COMPENSATION TABLE

Trustee/Year Elected or Appointed as a Trustee	Aggregate compensation from the fund	Pension or retirement benefits accrued as part of fund expenses	Estimated annual benefits from Putnam funds complex upon retirement(1)	Total compensation from Putnam funds complex(2)
Independent Trustees
Liaquat Ahamed/2012(3)	$7,429	N/A	N/A	$430,750
Ravi Akhoury/2009(4)	$6,068	N/A	N/A	$209,750
Barbara M. Baumann/2010(3)	$7,750	N/A	N/A	$373,833
Katinka Domotorffy /2012(3)	$7,429	N/A	N/A	$410,750
Catharine Bond Hill/2017 (3)	$7,429	N/A	N/A	$410,750
Paul L. Joskow/1997(3)(4)	$6,068	$0	$113,417	$209,750
Kenneth R. Leibler/2006 (5)	$10,012	N/A	N/A	$470,750
Jennifer Williams Murphy/2022(6)	$1,362	N/A	N/A	$141,000
Marie Pillai/2022(6)	$1,362	N/A	N/A	$141,000
George Putnam, III/1984 (7)	$7,967	$0	$130,333	$375,750
Manoj P. Singh/2017(8)	$7,835	N/A	N/A	$369,500
Mona K. Sutphen/2020	$7,053	N/A	N/A	$392,000
Interested Trustee
Robert L. Reynolds/2008 (9)	N/A	N/A	N/A	N/A

(1) Estimated benefits for each Trustee are based on Trustee fee rates for calendar years 2003, 2004 and 2005.

(2) As of December 31, 2022, there were 92 mutual funds, 4 closed-end funds, and 7 exchange-traded funds in the Putnam funds complex. Messrs. Leibler, Putnam, Singh and Reynolds and Mses. Baumann, Murphy and Pillai were elected to the Board of Trustees of the exchange-traded funds effective as of January 11, 2023 and, therefore, did not receive any compensation in respect of those funds during the period shown in the table above.

(3) Certain Trustees are also owed compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of September 30, 2022, the total amounts of deferred compensation payable by the Fund, including income earned on such amounts, to these Trustees were: Mr. Ahamed - $31,250; Ms. Baumann - $29,993; Ms. Domotorffy - $33,746; Dr. Hill - $16,725; and Dr. Joskow - $134,951.

(4) Messrs. Akhoury and Joskow retired from the Board of Trustees effective June 30, 2022.

(5) Includes additional compensation to Mr. Leibler for service as Chair of the Board of Trustees.

(6) Mses. Murphy and Pillai were elected to the Board of Trustees of the Putnam funds effective as of July 1, 2022 (or, for a limited number of Putnam funds, as of a later date).

(7) Includes additional compensation to Mr. Putnam for service as Chair of the Contract Committee.

(8) Includes additional compensation to Mr. Singh for service as Chair of the Audit, Compliance and Risk Committee.

(9) Mr. Reynolds is an "interested person" of the Fund and the Investment Management Company.

Under a retirement plan for Trustees of the Putnam funds (the “Plan”), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual attendance and retainer fees paid to such Trustee for calendar years 2003, 2004 and 2005. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years, or (ii) such Trustee's total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the Board after 2003.

The Investment Management Company places all orders for purchases and sales of Fund securities through a substantial number of broker-dealers. In selecting broker-dealers, the Investment Management Company may consider, among other factors, research and brokerage services furnished to it and its affiliates. During Fiscal 2022, Fiscal 2021 and Fiscal 2020, the Fund paid $197,617, $381,345 and $341,966 in brokerage commissions, respectively. The brokerage commissions for the Fund’s 2022 fiscal year were lower than the brokerage commissions for the Fund’s 2021 and 2020 fiscal years due to a reduction in portfolio transactions.

For the fiscal year ending on September 30, 2022, the Fund paid $4,851,590 in total other expenses, including payments under its distribution plans, but excluding management fees (after applicable waivers), investor servicing agent fees and custodian fees.

Investment in Putnam Short Term Investment Fund

The Fund invested in Putnam Short Term Investment Fund, an open-end management investment company managed by the Investment Management Company. Investments in Putnam Short Term Investment Fund are valued at its closing net asset value each U.S. business day. Income distributions earned by the Fund are recorded as interest income in the Statement of operations and totaled $1,079,443 for the Reporting Period. During the Reporting Period, cost of purchases and proceeds of sales of investments in Putnam Short Term Investment Fund aggregated $1,119,908,826 and $1,218,198,498, respectively. Management fees charged to Putnam Short Term Investment Fund have been waived by the Investment Management Company.

(5)	Tax Treatment of Shareholders in Japan

The Fund qualifies as a "bond investment trust." Hence, the tax treatment of shareholders in Japan is as follows:

(1)	Shares may be handled in a specified account of a financial instruments business firm which handles a specified account.
(2)	Distributions to be made by the Fund will be treated as distributions made by a publicly offered, domestic government and corporate bond investment trust.
(3)	Distributions (including profits, in terms of the fund’s denominated currency, between the repurchase amount and the amount equal to the capital of the fund) to be made by a fund to individual unit holders in Japan and capital gains and losses arising from purchase, sale, and repurchase of units will be subject to self-assessed separate taxation at 20.315% (15.315% income tax and 5% residential tax) (the taxation rate will be 20% (15% income tax and 5% residential tax) on and after 1 January, 2038).
(4)	Distributions (including profits, in terms of the fund’s denominated currency, between the repurchase amount and the amount equal to the capital of the fund) to be accrued by the fund to individual unit holders in Japan and capital gains and losses arising from purchase, sale, and repurchase of units may be set off against income and loss of a certain other securities on a certain condition.
(5)	Distributions (including profits, in terms of the Fund’s denominated currency, between the redemption amount and the amount equal to the capital of the Fund) to be made by the Fund to Japanese corporate shareholders will be subject to withholding of income tax in Japan (i.e., 20.315% withholding tax (15.315% income tax and 5% residential taxes)) (the taxation rate will be 20% (15% income tax and 5% residential tax) on and after January 1, 2038). In certain case, a report concerning payments will be filed with the chief of the tax office. The provisions of Japanese tax laws allowing corporations to make certain deductions from taxable income do not apply.
(6)	Distributions from the Fund properly reported by the Fund as (1) "capital gain dividends", (2) “interest-related dividends” and (3) “short-term capital gain dividends,” (each as defined in the Code and subject to certain conditions) generally are not subject to withholding of United States federal income tax. Distributions from the Fund other than capital gain dividends, interest-related dividends and short-term capital gain dividends are generally subject to withholding of U.S. federal income tax at a reduced rate of 10% under the United States-Japan tax treaty. The amount withheld as U.S. federal income tax may be applied for foreign tax credit in Japan. Special tax rules may apply to distributions by the Fund of gain attributable to certain "U.S. real property interests.” Shareholders should consult their own tax advisor to determine the suitability of shares of the Fund as an investment.

This Fund intends to qualify as a publicly offered, foreign government and corporate bond fund under the Income Tax Law of Japan. There is a possibility, however, that other treatment may be applicable due to judgment by the relevant tax authority in the future. Also, the taxation treatment described above is subject to other changes of law or practice.

The foregoing discussion regarding certain tax matters is very general and does not constitute tax advice. There may be other tax considerations applicable to Shareholders in Japan, and each Shareholder should seek advice based on such Shareholder’s particular circumstances from an independent tax advisor.

5.	STATUS OF INVESTMENT FUND

(1) Diversification of Investment Portfolio

[Please refer to separate excel file.]

(2)	Investment Assets

(a)       Names of Major Portfolio

[Please refer to separate excel file.]

(b)       Investment Real Estate

Not applicable

(c)       Other Major Investment Assets

Not applicable

(3)	Results of Past Operations

(a)       Record of Changes in Net Assets

[Please refer to separate excel file.]

(b)       Record of Distributions Paid

[Please refer to separate excel file.]

(c)       Record of Changes in Annual Return

[Please refer to separate excel file.]

(Reference Information)

Average Annual Total Returns After Sales Charges (for periods ending 12/31/22)

	Past 1 year	Past 5 years	Past 10 years
Class C shares before taxes *	-4.84%	-0.86%	1.03%
Class M shares before taxes	-6.69%	-1.01%	1.05%
ICE BofA U.S. Treasury Bill Index (no deduction for fees, expenses or taxes)** ***	1.33%	1.27%	0.77%
Bloomberg U.S. Aggregate Bond Index (no deduction for fees, expenses or taxes) ** ****	-13.01%	0.02%	1.06%

* Class C share performance reflects conversion to class A shares after eight years. However, Class C shares sold and/or held in Japan have not been and will not be converted to class A shares.

** The Fund used Bloomberg U.S. Aggregate Bond Index as the reference index until January 29, 2018. As of January 30, 2018, the ICE BofA U.S. Treasury Bill Index replaced the Bloomberg U.S. Aggregate Bond Index as the reference index for the Fund because, in the Investment Management Company’s opinion, this index more accurately reflects the Fund’s multi-sector investment approach.

*** ICE BofA Indexes: ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

**** All Bloomberg indices provided by Bloomberg Index Services Limited.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

(4)	Record of Sales and Repurchases

[Please refer to separate excel file.]

II.	MANAGEMENT AND ADMINISTRATION
1.	PROCEDURES FOR SUBSCRIPTION (PURCHASES), ETC.
a.	Purchases in the United States

Investors residing in the United States can open a fund account and purchase class A, B, C, and M shares (only class C shares and class M shares were offered in Japan) by contacting their financial representatives or the Investor Servicing Agent at 1-800-225-1581 and obtaining a Putnam account application. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class M shares of the Fund are only available for purchase by individuals purchasing shares of the Fund from the Distributor in Japan which has a selling agreement with the Principal Underwriter. The completed application, along with a check made payable to the Fund, must then be returned to the Investor Servicing Agent at the following address:

Putnam Investments

P.O. Box 219697

Kansas City, MO 64121-9697

Investors residing in the U.S. can open a fund account with as little as $500. The minimum investment is waived if an investor makes regular investments weekly, semi-monthly or monthly through automatic deductions from a bank checking or savings account. Although Putnam is currently waiving the minimum, it reserves the right to reject initial investments under the minimum at its discretion.

The Fund sells its shares at the offering price, which is the Net Asset Value (“NAV”) plus any applicable sales charge (class A (not offered in Japan) and class M shares only). Investors’ financial representatives or the Investor Servicing Agent generally must receive completed buy orders before the close of regular trading on the New York Stock Exchange for investors’ shares to be bought at that day’s offering price.

If investors participate in an employer-sponsored retirement plan that offers the Fund, they may consult their employers for information on how to purchase shares of the Fund through the plan, including any restrictions or limitations that may apply.

Federal law requires mutual funds to obtain, verify, and record information that identifies investors opening new accounts. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships must also provide additional identifying documentation. For trusts, the Fund must obtain and verify identifying information for each trustee listed in the account registration. For certain legal entities, the Fund must also obtain and verify identifying information regarding beneficial owners and/or control persons. The Fund is unable to accept new accounts if any required information is not provided. If the Investor Servicing Agent cannot verify identifying information after opening an investor’s account, the Fund reserves the right to close the investor’s account at the then-current NAV, which may be more or less than the investor’s original investment, net of any applicable sales charges. Investor Servicing Agent may share identifying information with third parties for the purpose of verification subject to the terms of the Investment Manager’s privacy policy.

Also, the Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

Purchasing additional shares

Once the investors residing in the U.S. have an existing account, they can make additional investments at any time in any amount in the following ways:

•	Through a financial representative. Investors' representatives will be responsible for furnishing all necessary documents to the Investor Servicing Agent and may charge investors for his or her services.

•	Through Investment Management Company's systematic investing program. Investors may make regular investments weekly, semi-monthly or monthly through automatic deductions from a bank checking or savings account.

•	Via the Internet or phone. If an investor has an existing Putnam fund account and has completed and returned an Electronic Investment Authorization Form, the investor can buy additional shares online at www.putnam.com or by calling the Investor Servicing Agent at 1-800-225-1581.

•	By mail. An investor may also request a book of investment stubs for the investor’s account. An investor would complete an investment stub and write a check for the amount the investor wishes to invest, payable to the Fund, then return the check and investment stub to the Investor Servicing Agent.

•	By wire transfer. An investor may buy Fund shares by bank wire transfer of same-day funds. An investor would call the Investor Servicing Agent at 1-800-225-1581 for wiring instructions. Any commercial bank can transfer same-day funds by wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the New York Stock Exchange. An investor’s bank may charge for wiring same-day funds. Although the Fund’s designated bank does not currently charge an investor for receiving same-day funds, it reserves the right to charge for this service. An investor cannot buy shares for employer-sponsored retirement plans by wire transfer.

Each share class of the Fund represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure.

Sales of Class C shares in the United States

- No initial sales charge; an investor’s entire investment goes to work immediately

- Deferred sales charge of 1.00% if shares are sold within one year of purchase

- Higher annual expenses, and lower dividends, than class A shares (not offered in Japan) or M shares because of higher 12b-1 fees

- Convert automatically to class A shares (not offered in Japan) after eight years, thereby reducing future 12b-1 fees, provided that the Investor Servicing Agent or the financial intermediary through which a shareholder purchased class C shares has records verifying that the class C shares have been held for at least eight years, and that class A shares (not offered in Japan) are available for purchase by residents in the shareholder’s jurisdiction. In certain cases, records verifying that the class C shares have been held for at least eight years may not be available (for example, participant level share lot aging may not be tracked by group retirement plan recordkeeping platforms through which class C shares of the Fund are held in an omnibus account). If such records are unavailable, the Investor Servicing Agent or the relevant financial intermediary may not effect the conversion or may effect the conversion on a different schedule determined by the Investor Servicing Agent or the financial intermediary, which may be shorter or longer than eight years. Investors should consult their financial representative for more information about their eligibility for class C share conversion.

- Orders for class C shares of one or more Putnam funds, other than class C shares sold to employer-sponsored retirement plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (not offered in Japan), is $500,000 or more. Investors considering cumulative purchases of $500,000 or more should consider whether class A shares (not offered in Japan) would be more advantageous and consult their financial representative.

- May be exchanged automatically for class A shares (not offered in Japan) if the shareholder is investing through an account or platform with a financial intermediary, to the extent described in the Appendix to the Fund’s prospectus, provided that class A shares (not offered in Japan) are available for purchase by residents in the shareholder’s jurisdiction.

Sales of Class M shares in the United States

- Class M shares of the Fund are only available for purchase by individuals purchasing shares of the Fund from the Distributor in Japan which has a selling agreement with the Principal Underwriter.

- Initial sales charge of up to 3.25%

- Lower sales charges available for investments of $50,000 or more

- No deferred sales charge

- Lower annual expenses, and higher dividends, than class B (not offered in Japan) or C shares because of lower 12b-1 fees

- Higher annual expenses, and lower dividends, than class A shares (not offered in Japan) because of higher 12b-1 fees

- No conversion to class A shares (not offered in Japan), so no reduction in future 12b-1 fees

- Orders for class M shares of one or more Putnam funds, other than class M shares sold to employer-sponsored retirement plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (not offered in Japan), is $500,000 or more. Investors considering cumulative purchases of $500,000 or more should consider whether class A shares (not offered in Japan) would be more advantageous and consult their financial representative.

Initial sales charges for class M shares

	Class M sales charge as a percentage of*:
Amount of purchase at offering price ($)	Net amount invested	Offering price**
Under 50,000	3.36%	3.25%
50,000 but under 100,000	2.30	2.25
100,000 but under 250,000	1.27	1.25
250,000 but under 500,000	1.01	1.00
500,000 and above	N/A***	N/A***

*	Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges an investor pays may be more or less than these percentages.

**	Offering price includes sales charge.

***	The Fund will not accept purchase orders for Class M shares (other than by employer-sponsored retirement plans) where the total of the current purchase, plus existing account balances that are eligible to be linked under a right of accumulation is $500,000 or more.

Reducing investors’ class M sales charge

The Fund offers two principal ways for investors to qualify for discounts on initial sales charges on class A (not offered in Japan) and class M shares, often referred to as “breakpoint discounts”:

• Right of accumulation. Investors can add the amount of their current purchases of class A (not offered in Japan) or class M shares of the Fund and other Putnam funds to the value of their existing accounts in the Fund and other Putnam funds. Individuals can also include purchases by, and accounts owned by, their spouse and minor children, including accounts established through different financial representatives. For investors' current purchases, the investors will pay the initial sales charge applicable to the total value of the linked accounts and purchases, which may be lower than the sales charge otherwise applicable to each of their current purchases. Shares of Putnam money market funds, other than money market fund shares acquired by exchange from other Putnam funds, are not included for purposes of the right of accumulation.

To calculate the total value of their existing accounts and any linked accounts, the Fund will use the higher of (a) the current maximum public offering price of those shares or (b) if an investor purchased the shares after December 31, 2007, the initial value of the total purchases, or, if an investor held the shares on December 31, 2007, the market value at maximum public offering price on that date, in either case, less the market value on the applicable redemption date of any of those shares that the investor has redeemed.

• Statement of intention. A statement of intention is a document in which an investor agrees to make purchases of class A (not offered in Japan) or class M shares in a specified amount within a period of 13 months. For each purchase the investor makes under the statement of intention, the investor will pay the initial sales charge applicable to the total amount the investor has agreed to purchase. While a statement of intention is not a binding obligation on the investor, if the investor does not purchase the full amount of shares within 13 months, the Fund will redeem shares from the investor’s account in an amount equal to the difference between the higher initial sales charge the investor would have paid in the absence of the statement of intention and the initial sales charge the investor actually paid.

Account types that may be linked with each other to obtain breakpoint discounts using the methods described above include:

• Individual accounts

• Joint accounts

• Accounts established as part of a retirement plan and IRA accounts (some restrictions may apply)

• Shares of Putnam funds owned through accounts in the name of an investor’s dealer or other financial intermediary (with documentation identifying beneficial ownership of shares)

• Accounts held as part of a Section 529 college savings plan managed by the Investment Management Company (some restrictions may apply)

In order to obtain a breakpoint discount, investors should inform their financial representatives at the time they purchase shares of the existence of other accounts or purchases that are eligible to be linked for the purpose of calculating the initial sales charge. The Fund or an investor’s financial representative may ask the investor for records or other information about other shares held in the investor’s accounts and linked accounts, including accounts opened with a different financial representative. Restrictions may apply to certain accounts and transactions. Further details about breakpoint discounts can be found on the Investment Management Company’s website at putnam.com/individual by selecting Mutual Funds, then Pricing and performance, and then About fund costs.

Deferred sales charges for class C Shares

A deferred sales charge of 1.00% will apply to class C shares if redeemed within one year of purchase.

Deferred sales charges will be based on the lower of the shares’ cost and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. Investors may sell shares acquired by reinvestment of distributions without a charge at any time.

Distribution and service (12b-1) plans

The Fund has adopted distribution plans to pay for the marketing of Fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average net assets) of up to 1.00% on Class C and M shares. The Trustees currently limit payments on Class M shares to 0.50% of average net assets. Because these fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of investors’ investments.

For Fiscal 2022, the Principal Underwriter received $603 in contingent deferred sales charges for Class C shares and $0 in initial sales charges for Class M shares.

Payments to dealers.

If an investor purchases shares through a dealer, the dealer generally receives payments from the Principal Underwriter representing some or all of the sales charges and distribution and service (12b-1) fees, if any.

The Principal Underwriter and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the Fund or other Putnam funds to its customers. These additional payments are made by the Principal Underwriter and its affiliates and do not increase the amount paid by an investor or the Fund.

The additional payments to dealers by the Principal Underwriter and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales or net sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments are generally available to most dealers engaging in significant sales of Putnam fund shares. These payments are individually negotiated with each dealer firm, taking into account the marketing support services provided by the dealer, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund company list, access to sales meetings, sales representatives and management representatives of the dealer, market data, as well as the size of the dealer’s relationship with the Principal Underwriter. Although the total amount of marketing support payments made to dealers in any year may vary, on average, the aggregate payments are not expected, on an annual basis, to exceed 0.085% of the average net assets of Putnam’s retail mutual funds attributable to the dealers.

Program servicing payments, which are paid in some instances to dealers in connection with investments in the Fund through dealer platforms and other investment programs, are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. These payments are made for program or platform services provided by the dealer, including shareholder recordkeeping, reporting, or transaction processing, as well as services rendered in connection with dealer platform development and maintenance, fund/investment selection and monitoring, or other similar services.

Other Payments

The Principal Underwriter and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to dealers to the extent permitted by SEC and U.S. National Association of Securities Dealers (“NASD”) (as adopted by The Financial Industry Regulatory Authority (FINRA)) rules and by other applicable laws and regulations. The Fund’s transfer agent may also make payments to certain financial intermediaries in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in the Fund or other Putnam funds through their retirement plan.

b.	Sales in Japan

Not applicable since the Fund currently does not accept any subscriptions.

2.	PROCEDURES FOR REPURCHASE OF SHARES, ETC.:
a.	Repurchase or exchange in the United States

Investors residing in the U.S. can sell their shares back to the Fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange is open, either through their financial representatives or directly to the Fund.

If an investor redeems shortly after purchasing them, the investor’s redemption payment for the shares may be delayed until the Fund collects the purchase price of the shares, which may be up to 7 calendar days after the purchase date.

Selling or exchanging shares through an investor’s financial representative. An investor’s representative must receive the investor's request in proper form before the close of regular trading on the New York Stock Exchange for the investor to receive that day's NAV, less any applicable deferred sales charge. An investor's representative will be responsible for furnishing all necessary documents to the Investor Servicing Agent on a timely basis and may charge the investor for his or her services.

Selling or exchanging shares directly with the Fund. The Investor Servicing Agent must receive an investor's request in proper form before the close of regular trading on the New York Stock Exchange in order to receive that day's NAV, less any applicable deferred sales charge.

By mail. Investors may send a letter of instruction signed by all registered owners or their legal representatives to the Investor Servicing Agent. If an investor has certificates for the shares the investor wants to sell or exchange, the investor must return them unendorsed with the investor’s letter of instruction.

By telephone. An investor may use Putnam's telephone redemption privilege to redeem shares valued at less than $100,000 unless the investor has notified the Investor Servicing Agent of an address change within the preceding 15 days, in which case other requirements may apply. Unless an investor indicates otherwise on the account application, the Investor Servicing Agent will be authorized to accept redemption instructions received by telephone. A telephone exchange privilege is currently available. Sale or exchange of shares by telephone is not permitted if there are certificates for an investor’s shares. The telephone redemption and exchange privileges may be modified or terminated without notice.

Via the Internet. An investor may also exchange shares via the Internet at www.putnam.com/individual.

Shares held through an employer’s retirement plan. For information on how to sell or exchange shares of the Fund that were purchased through an employer’s retirement plan, including any restrictions and charges that the plan may impose, investors are asked to please consult their employer.

Additional requirements. In certain situations, for example, if an investor sells shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, the Investor Servicing Agent usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or surviving joint owner. For more information concerning Putnam's signature guarantee and documentation requirements, investors are asked to contact the Investor Servicing Agent.

The Fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which an investor would like to exchange may also reject an investor’s exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges the Investment Management Company determines are likely to have a negative effect on the Fund or other Putnam funds. Investors are asked to consult the Investor Servicing Agent before requesting an exchange. Investors should ask their financial representatives or the Investor Servicing Agent for prospectuses of other Putnam funds. Some Putnam funds are not available in all states.

Payment Information. The Fund typically expects to send an investor payment for the investor's shares the business day after the investor’s request is received in good order, although if the investor holds their shares through certain financial intermediaries or financial intermediary programs, the Fund typically expects to send payment for the investor’s shares within three business days after the investor’s request is received in good order. However, it is possible that payment of redemption proceeds may take up to seven days. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by U.S. federal securities law. Under normal market conditions, the Fund typically expects to satisfy redemption requests by using holdings of cash and cash equivalents or selling portfolio assets to generate cash. Under stressed market conditions, the Fund may also satisfy redemption requests by borrowing under the Fund’s lines of credit or interfund lending arrangements.

To the extent consistent with applicable laws and regulations, the Fund reserves the right to satisfy all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions), under both normal and stressed market conditions. The Fund generally expects to use in-kind redemptions only in stressed market conditions or stressed conditions specific to the Fund, such as redemption requests that represent a large percentage of the Fund’s net assets in order to minimize the effect of the large redemption on the Fund and its remaining shareholders. The Fund will not use in-kind redemptions for retail investors who hold shares of the Fund through a financial intermediary. Any in-kind redemption will be effected through a pro rata distribution of all publicly traded portfolio securities or securities for which quoted bid prices are available, subject to certain exceptions. The securities distributed in an in-kind redemption will be valued in the same manner as they are valued for purposes of computing the Fund’s net asset value. Once distributed in-kind to an investor, securities may increase or decrease in value before the investor is able to convert them into cash. Any transaction costs or other expenses involved in liquidating securities received in an in-kind redemption will be borne by the redeeming investor. The Fund has committed, in connection with an election under Rule 18f-1 under the 1940 Act, to pay all redemptions of Fund shares by a single shareholder during any 90-day period in cash, up to the lesser of (i) $250,000 or (ii) 1% of the Fund’s net assets measured as of the beginning of such 90-day period. For information regarding procedures for in-kind redemptions, please contact the Principal Underwriter. An investor will not receive interest on uncashed redemption checks.

Redemption by the Fund. If an investor owns fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may redeem the investor's shares without the investor's permission and send the investor the proceeds after providing the investor with at least 60 days’ notice to attain the minimum. To the extent permitted by applicable law, the Fund may also redeem shares if an investor owns more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

Policy on excessive short-term trading

Risks of excessive short-term trading. Excessive short-term trading activity may reduce the Fund’s performance and harm all Fund shareholders by interfering with portfolio management, increasing the Fund’s expenses and diluting the Fund’s net asset value. Depending on the size and frequency of short-term trades in the Fund’s shares, the Fund may experience increased cash volatility, which could require the Fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold otherwise. The need to execute additional portfolio transactions due to these cash flows may also increase the Fund’s brokerage and administrative costs and, for investors in taxable accounts, may increase taxable distributions received from the Fund.

Because the Fund invests in non-U.S. securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund’s investments that result from events occurring after the close of the non-U.S. markets on which the investments trade, but prior to the later close of trading on the New York Stock Exchange, the time as of which the Fund determines its NAV. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

Because the Fund invests in securities that may trade infrequently or may be more difficult to value, such as lower-rated bonds, it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for lower-rated bonds may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders. Because lower-rated debt may be less liquid than higher-rated debt, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.

Fund policies. In order to protect the interests of long-term shareholders of the Fund, the Investment Management Company and the Fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The Fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. In addition, the Investment Management Company monitors activity in those shareholder accounts about which it possesses, or otherwise obtains, the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.

Account monitoring. The Investment Management Company’s Compliance Department currently uses multiple reporting tools to detect short-term trading activity occurring in accounts for investors held directly with the Putnam funds as well as in accounts held through financial intermediaries. The Investment Management Company measures excessive short-term trading in the Fund by the number of “round trip” transactions within a specified period of time. A “round trip” transaction is defined as a purchase or exchange into a fund followed, or preceded, by a redemption or exchange out of the same fund. If the Investment Management Company’s Compliance Department determines that an investor has engaged in excessive short-term trading, the Investment Management Company will issue the investor and/or the investor’s financial intermediary, if any, a written warning. The Investment Management Company’s practices for measuring excessive short-term trading activity and issuing warnings may change from time to time. Some types of transactions are exempt from monitoring, including, but not limited to, those in connection with systematic investment or withdrawal plans and reinvestment of dividend and capital gain distributions.

Account restrictions. In addition to these monitoring practices, the Investment Management Company and the Fund reserve the right to reject or restrict purchases or exchanges for any reason. Continued excessive short-term trading activity by an investor or financial intermediary following a warning may lead to termination of the exchange privilege for that investor or the financial intermediary initiating the trades on the investor’s behalf. The Investment Management Company may determine that an investor’s trading activity is excessive or otherwise potentially harmful based on various factors, including an investor’s or financial intermediary’s trading history in the Fund or other Putnam funds, and may aggregate activity in multiple accounts in the Fund or other Putnam funds that the Investment Management Company believes are under common ownership or control for purposes of determining whether the activity is excessive. If the Investment Management Company identifies an investor or financial intermediary engaging in excessive trading, it may revoke certain privileges, such as the telephone exchange privilege or the ability to initiate online exchanges via the Investment Management Company’s Individual Investor website. The Investment Management Company may also temporarily or permanently bar the investor or financial intermediary from investing in the Fund or other Putnam funds. The Investment Management Company may take these steps in its discretion even if the investor’s activity does not fall within the Investment Management Company’s current monitoring parameters for the Fund.

Limitations on the Fund’s policies. There is no guarantee that these policies will be able to detect excessive short-term trading in all accounts. For example, the Investment Management Company currently does not have access to sufficient information to identify each investor’s trading history, and in certain circumstances there may be operational or technological constraints on its ability to enforce the Fund’s policies. In addition, even when the Investment Management Company has sufficient information, its detection methods may not capture all excessive short-term trading.

In particular, many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with the Fund. Omnibus accounts are accounts in which shares are held in the name of a financial intermediary, such as a retirement plan sponsor, broker, adviser, or third-party administrator or recordkeeper, on behalf of its clients or participants, who are the beneficial owners of the Fund shares held in the omnibus account. The Investment Management Company monitors cash flows into and out of the Fund on an ongoing basis. If cash flows or other information indicate that excessive short-term trading may be taking place within an omnibus account, the Investment Management Company will contact the financial intermediary that maintains the omnibus account to obtain information about trading activity of the beneficial owners and attempt to identify and remedy any excessive trading. However, the Investment Management Company’s ability to monitor and deter excessive short-term traders in omnibus accounts ultimately depends on the capabilities and cooperation of the financial intermediaries that maintain the omnibus accounts. Financial intermediaries may impose different or additional limits on short-term trading.

b.	Repurchase in Japan

Shareholders in Japan may at any time request repurchase of Class C shares and Class M shares without a contingent deferred sales charge.

Repurchase requests in Japan may be made to the Investor Servicing Agent through the Distributor or Sales Handling Companies on a Fund Business Day that is a business day of financial instruments companies in Japan. The repurchase shall be made in integral multiples of 10 shares both for Class C shares and Class M shares.

The price a shareholder in Japan will receive is the next net asset value calculated after the Fund receives the repurchase request from SMBC Nikko. The payment of the price shall be made in yen through the Distributor or Sales Handling Companies pursuant to the Account Agreements or, if the Distributor or Sales Handling Companies agree, in dollars. The payment for repurchase proceeds shall be made on the fourth business day of financial instruments companies in Japan from and including the Trade Day.

c.	Suspension of Repurchase

The Fund may not suspend shareholders' right of redemption, or postpone payment for more than seven days, unless the New York Stock Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the New York Stock Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for protection of investors.

3.	Outline of Management of Assets, etc.:
(A)	Valuation of assets:

The price of the Fund’s shares is based on its NAV. The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the scheduled close of regular trading on the NYSE each day the exchange is open.

The Fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value, which may differ from recent market prices. Market quotations are not considered to be readily available for many debt securities. These securities are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by the Fund’s Trustees or dealers selected by the Investment Management Company. Pricing services and dealers determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. To the extent a pricing service or dealer is unable to value a security or provides a valuation that the Investment Management Company does not believe accurately reflects the security’s fair value, the security will be valued at fair value by the Investment Management Company.

The Fund translates prices for its investments quoted in non-U.S. currencies into U.S. dollars at current exchange rates, which are generally determined as of 4:00 p.m. Eastern Time (U.S.) each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Fund’s NAV. Because non-U.S. markets may be open at different times than the NYSE, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Fund’s non-U.S. fixed-income investments occur between the close of non-U.S. markets and the close of regular trading on the NYSE, these investments will also be valued at their fair value. As noted above, the value determined for an investment using the Fund’s fair value pricing procedures may differ from recent market prices for the investment.

The Fund determines the net asset value per share of each class of shares once each day the NYSE is open. Currently, the NYSE is closed Saturdays, Sundays and the following holidays: New Year’s Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth (observed), the Fourth of July, Labor Day, Thanksgiving Day and Christmas Day. The Fund determines net asset value as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern Time.

Assets of money market funds are valued at amortized cost pursuant to Rule 2a-7 under the 1940 Act. For other funds, securities and other assets (“Securities”) for which market quotations are readily available are valued at prices which, in the opinion of the Investment Management Company, most nearly represent the market values of such Securities. Currently, prices for these Securities are determined using the last reported sale price (or official closing price for Securities listed on certain markets) or, if no sales are reported (as in the case of some Securities traded over-the-counter), the last reported bid price, except that certain Securities are valued at the mean between the last reported bid and ask prices. All other Securities are valued by the Investment Management Company or other parties at their fair value following procedures approved by the Trustees.

Reliable market quotations are not considered to be readily available for, among other Securities, long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain non-U.S. securities. These investments are valued at fair value, generally on the basis of valuations furnished by approved pricing services, which determine valuations for normal, institutional-size trading units of such Securities using methods based on market transactions for comparable Securities and various relationships between Securities that are generally recognized by institutional traders. Other Securities, such as various types of options, are valued at fair value on the basis of valuations furnished by broker-dealers or other market intermediaries.

The Investment Management Company values all other Securities at fair value using its internal resources. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the Securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted Securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such Securities and any available analysts’ reports regarding the issuer. In the case of Securities that are restricted as to resale, the Investment Management Company determines fair value based on the inherent worth of the Security without regard to the restrictive feature, adjusted for any diminution in value resulting from the restrictive feature.

Generally, trading in certain Securities (such as non-U.S. securities) is substantially completed each day at various times before the close of the NYSE. The closing prices for these Securities in markets or on exchanges outside the U.S. that close before the close of the NYSE may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the Fund has adopted fair value pricing procedures, which, among other things, require the Fund to fair value non-U.S. equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will vary, it is possible that fair value prices will be used by the Fund to a significant extent. In addition, Securities held by the Fund may be traded in non-U.S. markets that are open for business on days that the Fund is not, and the trading of such Securities on those days may have an impact on the value of a shareholder’s investment at a time when the shareholder cannot buy and sell shares of the Fund.

Currency exchange rates used in valuing Securities are normally determined as of 4:00 p.m. Eastern Time (U.S.). Occasionally, events affecting such exchange rates may occur between the time of the determination of exchange rates and the close of the NYSE, which, in the absence of fair valuation, would not be reflected in the computation of the Fund’s net asset value. If events materially affecting the currency exchange rates occur during such period, then the exchange rates used in valuing affected Securities will be valued by the Investment Management Company at their fair value following procedures approved by the Trustees.

In addition, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain Securities (such as convertible bonds, U.S. government securities and tax-exempt securities) are determined based on market quotations collected before the close of the NYSE. Occasionally, events affecting the value of such Securities may occur between the time of the determination of value and the close of the NYSE, which, in the absence of fair value prices, would not be reflected in the computation of the Fund’s net asset value. If events materially affecting the value of such Securities occur during such period, then these Securities will be valued by the Investment Management Company at their fair value following procedures approved by the Trustees. It is expected that any such instance would be very rare.

The fair value of Securities is generally determined as the amount that the Fund could reasonably expect to realize from an orderly disposition of such Securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a Security at a given point in time and does not reflect an actual market price.

The Fund may also value its Securities at fair value under other circumstances pursuant to procedures approved by the Trustees.

If the Investment Management Company identifies a pricing error in the Fund's net asset value calculation, a corrective action may be taken in accordance with the Investment Management Company's pricing procedures. If the pricing error affects the net asset value of the Fund by less than one cent per share, the error is not considered material, and no action is necessary. If the pricing error affects the net asset value of the Fund by one cent per share or more, subject to review of the general facts and circumstances of the pricing error, the Fund will not reprocess a shareholder account if (i) the error in the net asset value calculation is less than 0.5% of net assets per share or (ii) the indicated adjustment to the account is less than $25. Conversely, the Fund will adjust a shareholder account if (i) an error is 0.5% or more of net assets per share, and (ii) the indicated adjustment to the account is $25 or more.

(B)	Custody:

Share certificates shall be held by Shareholders at their own risk.

The custody of the Share certificates (if issued) sold to Japanese Shareholders shall, unless otherwise instructed by the Shareholder, be held, in the name of the custodian, by the custodian of SMBC Nikko. Trade Balance Report on the Shares shall be delivered by the Distributor or Sales Handling Companies to the Japanese Shareholders.

(C)	Duration of existence:

Unless terminated, the Fund shall continue without limitation of time.

(D)	Fiscal Year:

The accounts of the Fund will be closed each year on 30th September.

(E)	Miscellaneous:

a.       Duration and Liquidation:

Unless terminated, the Fund shall continue without limitation of time. The Fund or any series or class of any series may be terminated at any time (i) by the Trustees by written notice to the Shareholders of the Fund or to the Shareholders of the particular series or class, as the case may be, or (ii) by the affirmative vote of the lesser of (1)

more than 50% of the outstanding Shares of each series or class entitled to vote, or (2) 67% or more of the Shares of each series or class entitled to vote and present at a meeting called for this purpose if more than 50% of the outstanding Shares of each series or class entitled to vote are present at the meeting in person or by proxy.

b.	Agreement and Declaration of Trust:

Originals or copies of the Agreement and Declaration of Trust, as amended, are on file in the United States with the Secretary of The Commonwealth of Massachusetts and with the Boston City Clerk.

The Agreement and Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by a vote of the Shareholders, provided that Shareholder authorization shall not be required in the case of any amendment (i) having the purpose of changing the name of the Fund or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained therein or (ii) which is determined by the Trustees in their sole discretion not to have a material adverse effect on the Shareholders of any series or class of Shares.

In Japan, in the case where the Agreement and Declaration of Trust is to be amended and the amendment is significant, the Fund shall notify in writing the shareholders known in Japan of the contents of the amendment and the reasons for the amendment, before such amendment.

c.	Issue of Warrants, Subscription Rights, etc.:

The Fund may not grant privileges to purchase shares of the Fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights.

d.	The procedures concerning novation contracts between the related companies:
(i)	Management Contract

The Management Contract is effective upon its execution and will remain in full force and effect as to the Fund continuously thereafter (unless terminated automatically as set forth in Section 4 thereof or terminated in accordance with the following paragraph) through June 30, 2014, and will continue in effect from year to year thereafter so long as its continuance is approved at least annually by (i) the Trustees, or the shareholders by the affirmative vote of a majority of the outstanding shares of the Fund, and, in either case, (ii) a majority of the Trustees who are not interested persons of the Fund or of the

Investment Management Company, by vote cast in person at a meeting called for the purpose of voting on such approval.

Either party thereto may at any time terminate the contract as to the Fund by not less than 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to the other party. Action with respect to the Fund may be taken either (i) by vote of a majority of the Trustees or (ii) by the affirmative vote of a majority of the outstanding shares of the Fund.

As stated above, the "affirmative vote of a majority of the outstanding shares" means the affirmative vote, at a duly called and held meeting of the shareholders of the Fund, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at the meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at the meeting are present in person or by proxy or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at the meeting, whichever is less.

(ii)	Master Custodian Agreement

The Master Custodian Agreement with State Street Bank and Trust Company shall become effective as of its execution and shall continue in full force and effect for an initial term of four (4) years from the date thereof, and shall automatically renew for additional consecutive three (3) year terms, unless either party gives one hundred eighty (180) days' prior written notice to the other of its intent not to renew. If the Agreement is terminated (the effective date of such termination being referred to as the "Termination Date"), the Custodian shall, at the reasonable request of the Fund, and subject to the consent of the Custodian (which consent shall not be unreasonably withheld or delayed), continue to provide services thereunder for a period (the "Extension Period") not to exceed ninety (90) days from the Termination Date, and the compensation payable to the Custodian for its services and expenses during such Extension Period shall not exceed one hundred and five percent (105%) (per annum) of the compensation last agreed upon by each Fund and the Custodian and in effect immediately prior to the Termination Date.

(iii)	Sub-Management Contract

The Sub-Management Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Fund, or by the Investment Management Company or the Sub-Investment Management Company, on not

more than 60 days’ notice nor less than 30 days’ written notice. The Sub-Management Contract also terminates without payment of any penalty in the event of its assignment or upon the termination of the Investment Management Company’s Management Contract with the Fund. The Sub-Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders and, in either case, by a majority of the Trustees who are not “interested persons” of the Investment Management Company or the Fund. Subject to applicable law, the Sub-Management Contract may be amended by a majority of the Trustees who are not “interested persons” of the Investment Management Company or the Fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the Investment Company Act of 1940.

(iv)	Amended & Restated Investor Servicing Agreement – Open-End Funds

The Amended & Restated Investor Servicing Agreement shall continue indefinitely until terminated by not less than ninety (90) days prior written notice given by the Fund to the Investor Servicing Agent, or by not less than six months prior written notice given by the Investor Servicing Agent to the Fund. In the event that in connection with any such termination a successor to any of the Investor Servicing Agent’s duties or responsibilities under the Agreement is designated by the Fund by written notice to the Investor Servicing Agent, the Investor Servicing Agent will cooperate fully in the transfer of such duties and responsibilities, including provision for assistance by the Investor Servicing Agent’s personnel in the establishment of books, records and other data by such successor. The Fund will reimburse the Investor Servicing Agent for all expenses incurred by the Investor Servicing Agent in connection with such transfer.

(v)	Master Sub-Accounting Services Agreement

The Master Sub-Accounting Services Agreement shall continue for an additional term ending December 31, 2024, and, after that, shall automatically renew for additional consecutive three (3) year terms, in each case unless either party gives one hundred eighty (180) days’ prior written notice to the other of its intent not to renew.

(vi)	Agent Company Agreement

The Agent Securities Company Agreement shall be effective until terminated upon notice, thirty (30) days prior to the termination date, in writing to the other party to the agreement, subject to the appointment of a successor agent securities company for the Fund in Japan insofar as such appointment is required in Japan.

(vii)	Japan Dealer Sales Contract

Either party to the Japan Dealer Sales Contract may terminate the contract, without cause, upon 30 days’ written notice to the other party. Either party hereto may also terminate the contract for cause upon the violation by the other party of any of the provisions hereof, such termination to become effective on the date such notice of termination is mailed to the other party.

4.	Rights of Shareholders, etc.:
(A)	Rights of Shareholders:

The Shareholders must register their shares in their own name in order to exercise directly their rights as shareholders. Therefore, the Shareholders in Japan who entrust the custody of their Shares to the Distributor or Sales Handling Companies cannot exercise directly their rights, because they are registered in the name of the Custodian. Shareholders in Japan may have the Distributor or Sales Handling Companies exercise their rights on their behalf in accordance with the Account Agreement with the Distributor or Sales Handling Companies.

Shareholders in Japan who do not entrust the custody of their Shares to the Distributor or Sales Handling Companies may exercise their rights in accordance with their own arrangement under their own responsibility.

The major rights enjoyed by the investors are as follows:

(i)	Voting rights

Each share has one vote, with fractional shares voting proportionally. Shares of all classes vote together as a single class except when otherwise required by law or as determined by the Trustees. The Trustees may take many actions affecting the Fund without shareholder approval, including under certain circumstances merging the Fund into another Putnam fund. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Fund were liquidated, would receive the net assets of the Fund.

The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right, to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

(ii)	Repurchase rights

Shareholders are entitled to request repurchase of Shares at their Net Asset Value at any time.

(iii)	Rights to receive dividends

Shareholders generally receive distributions from any net investment income monthly and any net realized capital gains annually.

Shareholders may choose to reinvest distributions from net investment income, capital gains or both in additional shares of the Fund or other Putnam funds, or they may receive them in cash in the form of a check or an electronic deposit to a bank account. Investors in Japan must receive all distributions in cash.

(iv)	Right to receive distributions upon dissolution

Shareholders of the Fund are entitled to receive distributions upon dissolution in proportion to the number of shares then held by them, except as otherwise required.

(v)	Right to inspect accounting books and the like

Shareholders are entitled to inspect the Agreement and Declaration of Trust in the offices of the Secretary of The Commonwealth of Massachusetts. The Trustees shall from time to time determine whether and to what extent, at what times and places under what conditions and regulations any of the accounts and books of the Fund or any series thereof shall be open to the inspection of the Shareholders, and no Shareholder shall have any right to inspect any account or book or document of the Fund or any series thereof except as conferred by law or otherwise by the Trustees or the Bylaws.

(vi)	Right to transfer shares

Shares are transferable without restriction except as limited by applicable law.

(vii)	Rights with respect to the U.S. registration statement

If, under the 1933 Act, there is, at any time it became effective, any material false or misleading statement in the U.S. registration statement, or any omission of any material statement required to be stated therein or necessary to cause the statements made therein to be materially misleading, shareholders are generally entitled to institute a lawsuit, against the person who had signed the relevant registration statement, the trustees of the issuer (or any person placed in the same position), any person involved in preparing such registration statement or any underwriter of the relevant shares.

(B)	Foreign Exchange Control:

In U.S.A., there are no foreign exchange control restrictions on remittance of dividends or repurchase money of the Shares to Japanese Shareholders.

(C)	Agent in Japan:

Mori Hamada & Matsumoto

Marunouchi Park Building, 6-１, Marunouchi 2-chome

Chiyoda-ku, Tokyo

The foregoing law firm is the true and lawful agent of the Fund to represent and act for the Fund in Japan for the purposes of:

(1)	the receipt of any and all communications, claims, actions, proceedings and processes as to matters involving problems under the laws and the rules and regulations of the JSDA and

(2)	representation in and out of court in connection with any and all disputes, controversies or differences regarding the transactions relating to the public offering, sale and repurchase in Japan of the Shares of the Fund.

The agent for the continuous disclosure filing with the Director of Kanto Local Finance Bureau of Japanese Ministry of Finance and for the registration with the Commissioner of Financial Services Agency is each of the following persons:

Ken Miura

Attorney-at-law

Mori Hamada & Matsumoto

Marunouchi Park Building, 6-1, Marunouchi, 2-chome

Chiyoda-ku, Tokyo

(D)	Jurisdiction:

The Fund acknowledges that the following court shall have jurisdiction over litigation related to transactions in the Shares of the Fund acquired by Japanese investors:

Tokyo District Court

1-4, Kasumigaseki 1-chome

Chiyoda-ku, Tokyo

Enforcement Proceedings of a final and definitive judgment on such litigation will be conducted in accordance with the applicable laws of the relevant jurisdiction.

III.	FINANCIAL CONDITIONS OF THE FUND
1.	FINANCIAL STATEMENTS

[In Japanese version, audited financial accounts of the Fund for fiscal year ended on Sep 2022 and 2021, and their Japanese translation are incorporated here.]

2.	CONDITION OF THE FUND

Statement of Net Assets (As of the end of January 2023)

[Please refer to the separate excel file.]

IV.	SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT TRUST UNITS

1.	Transfer of the Shares

The transfer agent for the registered share certificates is Putnam Investor Services with an address of 100 Federal Street, Boston, Massachusetts 02110, U.S.A.

The Japanese investors who entrust the custody of their shares to the Distributor or a Sales Handling Company shall have their shares transferred under the responsibility of such company, and the other investors shall make their own arrangements.

No fee is chargeable for the transfer of shares.

2.	There are no annual shareholders' meetings. Special shareholders' meetings may be held from time to time as required by the Agreement and Declaration of Trust and the Investment Company Act of 1940.

3.	No special privilege is granted to Shareholders.

The acquisition of Shares by any person may be restricted.

PART II. SPECIAL INFORMATION

I. OUTLINE OF THE MANAGEMENT COMPANY

1.	Outline of the Investment Management Company
(1)	Outline of the Investment Management Company

Please refer to the statement in "Part I. INFORMATION CONCERNING THE FUND, I. DESCRIPTION OF THE FUND, 1. NATURE OF THE FUND, (3) Structure of the Fund, (D) Outline of the Investment Management Company" above.

(2)	Description of Business and Outline of Operation

The Investment Management Company is engaged in the business of providing investment management and investment advisory services to mutual funds. As of the end of January 2023 the Investment Management Company managed, advised, and/or administered the following 106 funds and fund portfolios (having an aggregate net asset value of over $81.3billion:)

(As of the end of January 2023)

Country name where the fund is established or managed	Principal Characteristics	Number of Funds	Total Net Assets ($million)
United States	Closed-End Type Bond Fund	4	$1,522.12
	Open-End Type Mixed-Asset Fund	7	$4,744.05
	Open-End Type Bond Fund	35	$26,353.00
	Open-End Type Equity Fund	60	$48,724.11
	Total	106	$81,343.28

(3)	Financial Conditions of the Investment Management Company

[The audited financial statements of fiscal 2022 and 2021 of the Investment Management Company and their Japanese translation are incorporated here in the Japanese version.]

(4)	Restrictions on Transactions with Interested Parties

Portfolio securities of the Fund may not be purchased from, sold or loaned to any Trustee of the Fund, the Investment Management Company, acting as investment adviser of the Fund, or any affiliate thereof or any of their directors, officers, or employees, or any affiliated person thereof (meaning a shareholder who holds to the actual knowledge of the Investment Management Company, on his own account whether in his own or other name (as well as a nominee's name), 5% or more of the total issued outstanding shares of such a company) acting as principal or for their own account unless the transaction is made within the investment restrictions set forth in the Fund's prospectus and statement of additional information and is consistent with the Fund’s current Compliance Policy pursuant to Rule 17a-7 under the Investment Company Act of 1940.

(5)	Miscellaneous
(A)	Election and Removal of Directors

Directors of the Investment Management Company are elected to office or removed from office by vote of either shareholders or directors, in accordance with the Articles of Organization and Bylaws of the Investment Management Company.

(B)	Election and Removal of Officers

Officers are elected by the Board of Directors. The Board of Directors may remove any officer without cause.

(C)	Supervision by SEC of Changes in Directors and Certain Officers

Putnam files certain reports with the SEC in accordance with Sections 203 and 204 of the Investment Advisers Act of 1940, which reports list and provide certain information relating to directors and officers of the Investment Management Company.

Under Section 9(b) of the Investment Company Act of 1940, the SEC may prohibit the directors and officers from remaining in office if the SEC judges that such directors and officers have willfully violated any provision of the federal securities law.

(D)	Amendment to the Limited Liability Company Agreement, Transfer of Business, Litigation and Other Important Matters.
a.	Articles of Organization of the Investment Management Company may be amended, under the Delaware Limited Liability Company Act, by appropriate shareholders' vote.
b.	Under the Delaware Limited Liability Company Act, transfer of business requires a vote of 2/3 of the stockholders entitled to vote thereon.

c.       The Investment Management Company has no direct subsidiaries.

(E)	Litigation and Other Significant Events

Not applicable.

II. OUTLINE OF THE OTHER RELATED COMPANIES

1. Amount of Capital, Description of Business and Outline of Business Relationship with the Fund

(A)	Putnam Investor Services, Inc. (the Investor Servicing Agent)
(1)	Amount of Capital of Investor Servicing Agent

U.S. $9,307,266* (approximately ¥1,214.32 million) as of the end of December 2022 (unaudited).

* Consists of all components of equity and Parent Company relationship.

(2)	Description of Business

Putnam Investor Services, Inc. is a Massachusetts corporation and is an indirect wholly-owned subsidiary of Putnam Investments, LLC, parent of the Investment Management Company. Putnam Investor Services, Inc. has been providing paying agent and investor servicing agent services to mutual funds, including the Fund, since January 1, 2009.

(3)	Outline of Business Relationship with the Fund

Putnam Investor Services, Inc. provides transfer agent services and shareholder services to the Fund.

(B)	Putnam Retail Management Limited Partnership (the Principal Underwriter)
(1)	Amount of Capital of the Principal Underwriter

U.S. $68,152,779* (approximately ¥8.9 billion) as of the end of December 2022 (unaudited).

* Consists of all components of equity. Excludes Parent Company relationship.

(2)	Description of Business

Putnam Retail Management Limited Partnership is the Principal Underwriter of the shares of Putnam funds, including the Fund.

(3)	Outline of Business Relationship with the Fund

Putnam Retail Management Limited Partnership provides marketing services to the Fund.

(C)	Putnam Investments Limited (the Sub-Investment Management Company)
(1)	Amount of Capital of the Sub-Investment Management Company

U.S. $20,330,100* (approximately ¥2.7 billion) as of the end of December 2022 (Unaudited).

* Consists of figure reported to FCA (UK Regulatory Accounting) on a semi-annual basis, translated into US Dollars. On non-reporting month-ends, consists of the prior reported figure rolled forward to include net income or loss.

(2)	Description of Business:

The Sub-Investment Management Company is a United Kingdom corporation and an affiliate of the Investment Management Company. The Sub-Investment Management Company provides a full range of international investment advisory services to institutional and retail clients.

(3)	Outline of Business Relationship with the Fund

The Sub-Investment Management Company provides investment advisory services for a portion of the Fund’s assets as determined by the Investment Management Company.

(D)	SMBC Nikko Securities Co., Ltd. (the Distributor in Japan and Agent Company)
(1)	Amount of Capital

¥ 10,000 million as of the end of December 2022

(2)	Description of Business

SMBC Nikko Securities Co., Ltd has been registered under the Financial Instruments and Exchange Law and engages in the financial instruments business in Japan.

(3)	Outline of Business Relationship with the Fund

SMBC Nikko Securities Co., Ltd. acts as a Distributor in Japan and Agent Company for the Fund in connection with the offering of shares in Japan.

(E)	State Street Bank and Trust Company (the Custodian and Sub-Accounting Agent)
(1)	Amount of Capital

Total consolidated shareholder's equity: U.S. $25.198 billion (JPY 3,287.6 billion) (Unaudited) as of the end of December 2022.

(2)	Description of Business

State Street Bank and Trust Company is a Massachusetts trust company and is a wholly-owned subsidiary of State Street Bank Holding Company. State Street Bank and Trust Company has been providing custody services to mutual funds since 1924 and to the Fund since January 2007.

(3)	Outline of Business Relationship with the Fund

State Street Bank and Trust Company provides custody and sub-accounting services to the Fund.

2.	Capital Relationships

100% of the ownership interest in each of the Investment Management Company and the Sub-Investment Management Company is held indirectly by Putnam Investments, LLC.

III.	OUTLINE OF INVESTMENT FUND SYSTEM

OUTLINE OF THE SYSTEM OF BUSINESS TRUSTS IN MASSACHUSETTS

[Please refer to a separate file "OIFS 2020-2021_0201rcvd" which is inserted here in the Japanese ASR.]

IV.	REFERENCE INFORMATION

The following documents in connection with the Fund were filed with Director of Kanto Local Finance Bureau of the Ministry of Finance in Japan (for the Fund's accounting period from October 1, 2021 to September 30, 2022).

March 31, 2022	Annual Securities Report (the 27th term)
June 30, 2022	Semi-annual Report (during the 28th term)

V.	MISCELLANEOUS

Not applicable.